United States Securities and Exchange Commission
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240. 14a-12

SHARPS COMPLIANCE CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies: _____________________________________
(2)	Aggregate number of securities to which transaction applies: _____________________________________
(3)
Per unit price or other underlying value of transaction computed pursuant to Exhange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined) ________________

(4)	Proposed maximum aggregate value of transaction: ____________________________________________
(5)	Total fee paid: __________________________________________________________________________

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: ____________________________________________
(2)	Form, Schedule or Registration Statement No.: ___________________________
(3)	Filing Party: ______________________________________________________
(4)	Date Filed: ________________________________________________________

October 22, 2008

Dear Stockholder:

On behalf of the Board of Directors, I cordially invite you to attend the 2008 Annual Meeting of Stockholders of Sharps Compliance Corp. The Annual Meeting will be held on Friday, November 21, 2008 at 10:00 a.m. in the Aesops Room at the Hilton Houston Post Oak Hotel located at 2001 Post Oak Boulevard, Houston, Texas, 77056. The formal Notice of the Annual Meeting is set forth in the enclosed materials.

This year, you are being asked to act upon the election of seven (7) Directors and certain amendments to the Sharps Compliance Corp. 1993 Stock Plan. These matters are discussed in greater detail in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
EACH OF THE PROPOSALS

Your participation and vote are important. Even if you plan to attend the annual meeting in person, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed postage-prepaid envelope. Your shares will be voted in accordance with the instructions you give in your proxy. Returning the proxy card will not limit your right to attend or vote at the annual meeting. If you attend the annual meeting, you may vote in person if you wish, even if you previously returned your proxy card.

On behalf of the Board of Directors, I would like to express our appreciation for your continued support of our Company. We look forward to seeing you at the Annual Meeting.

Sincerely,

Dr. Burton J. Kunik
Chairman of the Board
Chief Executive Officer and
President

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 21, 2008

NOTICE IS HEREBY GIVEN that the 2008 Annual Meeting of Stockholders (the "Annual Meeting") of Sharps Compliance Corp., a Delaware corporation (the "Company"), will be held on Friday, November 21, 2008 at 10:00 a.m. in the Aesops Room at the Hilton Houston Post Oak Hotel located at 2001 Post Oak Boulevard, Houston, Texas, 77056 for the purpose of considering and voting upon the following:

1)	the election of seven (7) directors to hold office until the next Annual Meeting of Stockholders or until the election and qualification of their respective successors;

2)
amendment to the Company’s 1993 Stock Plan to, (i) increase the number of shares of Common Stock available under the Plan by 500,000 shares and (ii) extend the Plan termination date by five (5) years from November 12, 2008 to November 12, 2013; and

3)
such other business as properly may come before the Annual Meeting or any adjournment(s) thereof. The Board of Directors is presently unaware of any other business to be presented to a vote of the stockholders at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
ALL OF THE PROPOSALS

These items of business are more fully described in the proxy statement accompanying this notice. The Board of Directors has fixed the close of business on September 30, 2008 as the record date for the meeting. Only stockholders of record at the close of business on the record date are entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof.

You are cordially invited to attend the annual meeting. To ensure that your shares are represented and voted, however, you should complete, sign, date and return the enclosed proxy card in the enclosed postage-prepaid envelope as promptly as possible. Your shares will be voted in accordance with the instructions you give in your proxy. You may revoke your proxy at any time before it is voted by signing and returning a proxy for the same shares bearing a later date, by filing with the Corporate Secretary of the Company a written revocation bearing a later date or by attending the annual meeting and voting in person. You will still be able to vote your shares in person should you decide to attend the annual meeting, even if you have previously returned your proxy card.

By Order of the Board of Directors

David P. Tusa
Corporate Secretary

Houston, Texas
October 22, 2008

YOUR VOTE IS IMPORTANT

Please complete, sign and date the enclosed proxy card and return it promptly in the enclosed envelope so that your shares will be represented whether or not you attend the annual meeting.

SHARPS COMPLIANCE CORP.
9220 Kirby Drive, Suite 500
Houston, Texas 77054

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 21, 2008

SOLICITATION AND REVOCABILITY OF PROXIES

This Proxy Statement (the "Proxy Statement") and the accompanying materials are furnished in connection with the solicitation of proxies by the Board of Directors of Sharps Compliance Corp., a Delaware corporation (the "Company"), on behalf of the Company, to be used at the Annual Meeting of Stockholders of the Company to be held on November 21, 2008 (the "Annual Meeting") at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and adjournment(s) or postponement(s) thereof.

The accompanying proxy is designed to permit each holder of the Company's common stock, par value $0.01 per share (the "Common Stock"), to vote for or withhold voting for, (i) the nominees for election as directors of the Company set forth under the Proposals, (ii) the proposed amendment to the 1993 Stock Plan increasing the number of shares available under the Plan by 500,000 and the extension of the Plan termination date by five (5) years from November 12, 2008 to November 12, 2013 and (iii) to authorize the proxies to vote in their discretion with respect to any other proposal brought before the Annual Meeting. When a stockholder's executed proxy card specifies a choice with respect to a voting matter, the shares will be voted accordingly. If no such specifications are made, the Proxies for the Common Stock will be voted by those persons named in the Proxies at the Annual Meeting FOR the election of the nominees specified under the caption "Election of Directors". If any other matters properly come before the Annual Meeting, the Proxies will vote upon such matters according to their judgment.

The Company encourages the personal attendance of its stockholders at the Annual Meeting, and execution of the accompanying proxy will not affect a stockholder's right to attend the Annual Meeting and to vote his or her shares in person. Any stockholder with a valid proxy has the right to revoke it by giving written notice of revocation to: David P. Tusa, Corporate Secretary, Sharps Compliance Corp., 9220 Kirby Drive, Suite 500, Houston, Texas 77054, at any time before the proxy is voted, by executing and delivering a later-dated proxy, or by attending the Annual Meeting and voting his or her shares in person. No such notice of revocation or later-dated proxy will be effective, however, until received by the Company at or prior to the Annual Meeting. Such revocation will not affect a vote on any matters taken prior to the receipt of such revocation. Mere attendance at the Annual Meeting will not of itself revoke the proxy.

All expenses of the Company in connection with the solicitation will be borne by the Company. The Company will request brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of shares held of record by such persons and will reimburse such persons and their transfer agents for their reasonable out-of-pocket expense in forwarding such material.

This Proxy Statement, Proxy Card and the Company's Annual Report covering the Company's fiscal year ended June 30, 2008, including audited financial statements, are being mailed to the stockholders of the Company on or about October 22, 2008.

The date of this Proxy Statement is October 22, 2008.

ANNUAL REPORT ON FORM 10-K

A copy of the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2008, containing audited consolidated balance sheets as of June 30, 2008 and 2007, and the related consolidated statements of income, of stockholders' equity, and of cash flows for the two year period ended June 30, 2008, accompanies this Proxy Statement. The Annual Report on Form 10-K is not incorporated into this Proxy Statement and is not considered proxy soliciting material. Upon written request, the Company will send you, without charge, a copy of its Annual Report on Form 10-K (without exhibits) for the fiscal year ended June 30, 2008, which the Company has filed with the SEC (and available at the SEC’s website www.sec.gov) . Copies of exhibits to the Form 10-K are available, but a reasonable fee per page will be charged to the requesting stockholder. Stockholders may make requests in writing to the Company's Investor Relations Department, c/o Sharps Compliance, 9220 Kirby Drive, Suite 500, Houston, Texas 77054. The Annual Report on Form 10-K is also available on the Company's website at www.sharpsinc.com

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy reports, statements or other information that the Company files at the Commission’s public reference rooms at 100 F. Street, NE, Washington, D.C., 20549. Please call the Commission at (800) SEC-0330 for further information on the public reference rooms. The Commission also maintains a website at http://www.sec.gov where the Company’s periodic filings and other information regarding the Company are available at no charge.

CODE OF ETHICS

The Company has adopted a Code of Ethics that is applicable to the officers, directors and employees of the Company. The Code of Ethics is available on the Company’s website at www.sharpsinc.com. Amendments to and waivers from the Code of Ethics, if any, will also be disclosed and available on the Company’s website.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The firm of UHY LLP ("UHY") acts as our principal independent registered public accounting firm.  Through September 24, 2008, UHY had a continuing relationship with UHY Advisors, Inc. ("Advisors") from which it leased auditing staff who were full time, permanent employees of Advisors and through which UHY's partners provide non-audit services.  UHY has only a few full time employees.  Therefore, few, if any, of the audit services performed were provided by permanent full-time employees of UHY.  UHY manages and supervises the audit services and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination.

UHY has been engaged by the Audit Committee of the Board of Directors of the Company as its independent registered public accountants since January 8, 2002. Management expects that a representative of UHY will be present at the Annual Meeting.

The Company’s independent registered public accountants have not directly or indirectly operated or supervised the Company’s information system or local area network. Additionally, the Company’s independent registered public accountants have not designed or implemented hardware or software used by the Company to prepare the Company’s financial statement information.

AUDIT FEES

The aggregate fees and expenses billed to the Company by its independent registered public accountants for audit services including the quarterly reviews were $79,500 and $74,416 for the fiscal years ended June 30, 2008 and 2007, respectively.

AUDIT - RELATED FEES

The aggregate fees and expenses billed to the Company by its independent registered public accountants for audit-related services were -0- for each of the fiscal years ended June 30, 2008 and 2007.

TAX FEES

The aggregate fees and expenses billed to the Company by its independent registered public accountants for tax related services were -0- for the fiscal years ended June 30, 2008 and 2007.

ALL OTHER FEES

There were no fees billed to the Company by its independent registered public accountants for other services for the fiscal years ended June 30, 2008 and 2007, respectively.

All of the above noted services performed by the Company’s independent registered public accountants were pre-approved in compliance with the Company’s Audit Committee Charter.

PRE-APPROVAL POLICIES AND PROCEDURES

In accordance with its charter, the Audit Committee pre-approves all audit services and permissible non-audit services to be performed for us by the Company’s independent registered public accountants. Under the policy adopted by the Audit Committee for pre-approval of services, services are pre-approved as follows:

•
Annually, the Company’s independent auditors and management present to the Audit Committee the audit and non-audit services to be provided during the upcoming fiscal year and the estimated fees associated with each such service. The Audit Committee pre-approves or rejects the proposed services and fees as it deems appropriate.

•
If additional audit or non-audit services are presented for pre-approval during the year, the Audit Committee pre-approves or rejects such additional services and the fees associated with such services as it deems appropriate.

•
In deciding whether to pre-approve any proposed services, the Audit Committee considers, (i) potential conflicts of the proposed services with SEC rules on auditor independence, (ii) whether the independent registered public accountants are qualified to perform the proposed service, (iii) the benefits of the proposed services to the Company and (iv) the relationship between fees for audit and non-audit services. The Audit Committee will not approve proposed services that it believes, individually or in the aggregate, may impair the independence of the independent registered public accountants.

•
The independent registered public accountants provide updates regularly with respect to, and the Audit Committee reviews, the services actually provided by the independent registered public accountants and the fees incurred with respect to those services.

All fees billed by UHY in 2008 and 2007 were pre-approved by the Audit Committee.

VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS
General

The Board has fixed the close of business on September 30, 2008 as the record date (the "Record Date") for the Annual Meeting. Only holders of record of the outstanding shares of Common Stock at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting and any adjournment(s) thereof. At the close of business on September 30, 2008, there were 12,787,114 shares of Common Stock outstanding and entitled to be voted at the Annual Meeting. The Common Stock is the only class of stock entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter presented to the stockholders. Cumulative voting is not permitted by Common Stock shareholders of the Company.

Quorum and Vote Required

The presence, in person or by proxy, of a majority of the total shares of Common Stock issued and outstanding at the close of business on the Record Date is necessary to constitute a quorum for transaction of business at the Annual Meeting. Assuming the existence of a quorum, the affirmative vote of a plurality of the shares of Common Stock present, either in person or represented by proxy, and entitled to vote at the Annual Meeting is required to elect directors. The proposal to approve amendments to the 1993 Stock Plan (Proposal 2) will be approved if a majority of the shares present and entitled to vote on the proposal are voted in favor. And the affirmative vote of a majority of the shares of Common Stock present, either in person or represented by proxy, and entitled to vote at the Annual Meeting is required to decide any other questions brought before such meeting. If a quorum is not present in person or by proxy, the Annual Meeting may be adjourned until a quorum is obtained.

Abstentions are counted toward the calculation of a quorum and will have the same effect as a vote against a proposal. Broker non-votes will be counted toward the calculation of a quorum but will have no effect on the voting outcome of a proposal.

Security Ownership of Management and Certain Beneficial Owners

The following table and notes thereto set forth certain information with respect to the shares of Common Stock beneficially owned by, (i) each director and nominee for director of the Company, (ii) all executive officers of the Company, including those listed in the Summary Compensation Table set forth under the caption "Executive Compensation" below, (iii) all directors and executive officers of the Company as a group and (iv) each person known by the Company to be the beneficial owner of 5% or more of the outstanding Common Stock, as of the Record Date:

	Common Stock
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class Owned Beneficially (2)
Directors:

Dr. Burton J. Kunik	2,785,580	(3)	19.1%

Ramsay Gillman	695,596	(4)	4.8%

John R. Grow	99,250	(5)	0.7%

Parris H. Holmes, Jr.	1,579,348	(6)	10.9%

F. Gardner Parker	206,417	(7) (8)	1.4%

Philip C. Zerrillo	395,000	(9)	2.7%

Officers:

David P. Tusa	402,500	(10)	2.8%

Claude Dance	100,000	(11)	-

Khairan “A” Aladwani	25,000	(12)	-

Others:

John W. Dalton(13)	1,620,000	(14)	11.1%

Herb Schneider (15)	800,000		5.5%

All executive officers and directors as a group (9 individuals)	6,163,691	(16)	42.6%

Notes:
(1)
Unless otherwise noted each of the persons named in the table has sole voting and investment power with respect to the shares reported, subject to community property laws where applicable and the information contained in this table and these notes.

(2)	The percentages indicated are based on outstanding stock options exercisable within 60 days and 12,787,114 shares of Common Stock issued and outstanding on the Record Date.
(3)	Included 295,000 shares that Dr. Kunik has the right to acquire upon the exercise of stock options.
(4)	Includes -0- shares that Mr. Gillman has the right to acquire upon the exercise of stock options and 18,000 shares of restricted stock.
(5)	Includes -0- shares that Mr. Grow has the right to acquire upon the exercise of stock options and 19,250 shares of restricted stock.
(6)
Includes -0- shares that Mr. Holmes has the right to acquire upon exercise of stock options and 19,000 shares of restricted stock. The holdings have been reduced by 180,000 shares held in trusts in the names of Mr. Holmes children.

(7)	Includes 136,667 shares that Mr. Parker has the right to acquire upon exercise of stock options and 19,750 shares of restricted stock.
(8)	This amount has been reduced by the number of stock options (83,333) transferred to Marianne Payne Parker via divorce decree effective August 11, 2008.
(9)	Includes 120,000 shares that Dr. Zerrillo has the right to acquire upon the exercise of stock options and 25,000 shares of restricted stock.

(10)	Includes 372,500 shares that Mr. Tusa has the right to acquire upon the exercise of stock options.
(11)	Includes 100,000 shares that Mr. Dance has the right to acquire upon the exercise of stock options
(12)	Includes 25,000 shares that Mr. Aladwani has the right to acquire upon the exercise of stock options.
(13)	Mr. Dalton's address is 2302 Fannin, Suite 550, Houston, TX 77002.
(14)	Includes 220,000 shares that Mr. Dalton has the right to acquire upon the exercise of stock options.
(15)	Mr. Schneider’s address is 4027 Sunridge Road, Pebble Beach, California 93953.
(16)	Includes 1,049,167 shares that all directors and executive officers have the right to acquire upon the exercise of stock options.

PROPOSAL ONE (1)

ELECTION OF DIRECTORS

Nominees

The Bylaws of the Company provide that the Board of Directors shall consist of not fewer than three nor more than fifteen members and that the number of directors, within such limits, shall be determined by resolution of the Board of Directors at any meeting or by the stockholders at the Annual Meeting. The Board of Directors of the Company has set the number of directors comprising the Board of Directors at six.

The Board of Directors have nominated the individuals named below to be elected as Directors at the Annual Meeting. Each of the nominees has agreed to stand for election as a director of the Company, to serve until the 2009 Annual Meeting or until their respective successors have been duly elected and qualified.

The table below sets forth the names and ages of the nominees for director and the year each nominee first became a Director of the Company. Six of the nominees are presently serving as a Director of the Company. Biographical information on the nominees is set forth below under "Management."

Name (Age)	Director Since
John W. Dalton (67) Ramsay Gillman (64) John R. Grow (59)	- 2002 2005
Parris H. Holmes, Jr. (64)	1998
Dr. Burton J. Kunik (70) F. Gardner Parker (66)	1998 2003
Philip C. Zerrillo (50)	1999

Unless otherwise indicated on any duly executed and dated proxy, the persons named in the enclosed proxy intend to vote the shares that it represents for the election of the nominees listed in the table above for the term specified. Although the Company does not anticipate that the above-named nominees will refuse or be unable to accept or serve as directors of the Company for the term specified, the persons named in the enclosed form of proxy intend, if either of such nominees is unable or unwilling to serve as a director, to vote the shares represented by the proxy for the election of such other person as may be nominated or designated by management, unless they are directed by the proxy to do otherwise.

Assuming the presence of a quorum, the affirmative vote of the holders of a plurality of the shares of Common Stock, represented in person or by proxy at the Annual Meeting, is required for the election of directors. Assuming the receipt by each such nominee of the affirmative vote of at least a plurality of the shares of Common Stock represented at the Annual Meeting, such nominees will be elected as directors. Proxies will be voted in accordance with the specifications marked thereon, and if no specification is made, will be voted "FOR" the nominees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
ELECTION OF EACH OF THE INDIVIDUALS NOMINATED
FOR ELECTION AS DIRECTORS

PROPOSAL TWO (2)

APPROVAL OF AMENDMENT TO THE 1993 STOCK PLAN

Effective November 16, 1993, the stockholders of the Company approved the Sharps Compliance Corp. 1993 Stock Plan, which was subsequently amended, (the "Stock Plan"), the text of which is attached as Annex A to this Proxy Statement. The Board of Directors now proposes to, (i) increase the number of shares of Common Stock available under the plan by 500,000 shares for a total of 4.0 million shares of Common Stock and (ii) extend the Plan termination date by five (5) years from November 12, 2008 to November 12, 2013. The material features of the Plan are discussed below, but the description is subject to and is qualified in its entirety by the full text of the Plan which is attached to Annex A.

General.    Under the Stock Plan, (a) employees of the Company and any subsidiary of the Company may be awarded incentive stock options ("ISOs"), as defined in Section 422A(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and (b) employees, consultants and affiliates or any other person or entity, as determined by the Administrator to be in the best interests of the Company, may be granted (i) stock options which do not qualify as ISOs ("Non-qualified Options"), (ii) awards of stock in the Company ("Awards"), (iii) stock appreciation rights ("SARs") in conjunction with, or independently of, options granted thereunder, (iv) performance awards in the form of units ("Units") representing phantom shares of stock, (v) non-employee director options and (vi) opportunities to make direct purchases of stock in the Company ("Purchases"). ISOs and Non-qualified Options are collectively referred to as "Options," and together with Awards, SARs, Units, Purchases and non-employee director options are collectively referred to as "Stock Rights."

Shares Subject to the Stock Plan.    The Stock Plan currently authorizes the issuance of up to 3,500,000 shares of Common Stock. If any Stock Right granted under the Stock Plan terminates, expires or is surrendered, new Stock Rights may thereafter be granted covering such shares of Common Stock.

Administration.    The Stock Plan is administered by the Board of Directors (the "Administrator"). Subject to the terms of the Stock Plan, the Administrator has the authority to determine the persons to whom Stock Rights (except non-employee director options) shall be granted, the number of shares of Common Stock covered by each such grant, the exercise or purchase price per share, the time or times at which Stock Rights shall be granted, whether each option granted shall be an ISO or a Non-qualified Option, whether restrictions such as repurchase options are to be imposed on shares of Common Stock subject to Stock Rights and the nature of such restrictions, if any. The interpretation or construction by the Administrator of the Stock Plan or with respect to any Stock Rights granted thereunder shall, unless otherwise determined by the Board of Directors, be final. The option price for ISOs may not be less than 100% of the fair market value of the Common Stock on the date of grant, or 110% of the fair market value with respect to any ISO issued to a holder of 10% or more of the Company's shares of Common Stock. There is no price requirement for Non-qualified Stock Options.

Eligibility for Granting of Stock Rights.    ISOs may be granted under the Stock Plan only to employees of the Company. Non-qualified Options, SARs and Units may be granted to any officer, employee, consultant or affiliate of the Company, or any other person or entity, as determined by the Administrator to be in the best interests of the Company.

 Non-employee Director Options.    Each Non-Employee Director (“Director”) of the Company is entitled to an annual grant of 8,000 shares of restricted stock, plus additional grants based upon committee memberships. See Director Compensation section below for further details of the Non-Employee Board of Director Compensation Policy.

 Awards.    Restricted stock awards may be granted under the Stock Plan at the discretion of the Administrator. The grantee purchases the number of shares of Common Stock subject to the Award, usually for a nominal price such as the par value. The shares of Common Stock, however, are held in escrow and may not be sold until they are vested in accordance with the terms of the grant, such as continued employment for a specific period of time, accomplishment by the Company of certain goals, or a combination of criteria. Upon termination of the Award, all unvested shares of Common Stock are repurchased by the Company for the same nominal purchase price originally paid for the Common Stock. As of September 30, 2008, the Company has granted 101,000 Awards under the Stock Plan.

Stock Appreciation Rights.    Options (except non-employee director options) granted under the Stock Plan may be granted in tandem with SARs ("tandem SARs") or independently of and not in tandem with an Option ("naked SARs"). SARs will become exercisable at such time or times, and on such conditions, as specified in the grant. Any tandem SAR granted with an ISO may be granted only at the date of grant of such ISO. Any tandem SAR granted with a Non-qualified Option may be granted either at or after the time such Option is granted. As of September 30, 2008, the Company had not granted any SARs under the Stock Plan.

A tandem SAR is the right of an optionee, without payment to the Company (except for applicable withholding taxes), to receive the excess of the fair market value per share of Common Stock on the date which such SAR is exercised over the option price per share of Common Stock as provided in the related underlying Option. A tandem SAR granted with an Option shall pertain to, and be exercised only in conjunction with, the related underlying Option granted under the Stock Plan and shall be exercisable and exercised only to the extent that the underlying Option is exercisable. The tandem SAR shall become either fully or partially non-exercisable and shall then be fully or partially unexercisable and fully or partially forfeited if the exercisable portion, or any part thereof, of the underlying Option is exercised, and vice versa.

A naked SAR may be granted irrespective of whether the recipient holds, is being granted or has been granted any Options under any stock plan of the Company. A naked SAR may be granted irrespective of whether the recipient holds, is being granted or has been granted any tandem SARs. A naked SAR may be made exercisable without regard to the exercisability of any Option.

Units.    The Stock Plan provides that performance awards in the form of Units may be granted either independently of, or in tandem with, a Stock Right, except that such Units shall not be granted in tandem with ISOs. Units granted shall be based on various performance factors and have such other terms and conditions at the discretion of the Administrator. As of September 30, 2008, the Company had not granted any Units under the Stock Plan.

Termination and Amendment of the Stock Plan.    Currently, the Plan terminates on November 12, 2008. Further, the Board of Directors may terminate or amend the Stock Plan in any respect or at any time, except that no amendment requiring stockholder approval under the provisions of the Code and related regulations relating to ISOs or under Rule16b-3 will be effective without approval of stockholders as required and within the times set by such rules.

Why we believe you should vote for this Proposal. The Board of Directors believes that the Plan is instrumental in attracting and retaining qualified employees and senior management and has the effect of more significantly aligning the interests of the officers and directors with the Company stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" AN
INCREASE OF THE NUMBER OF SHARES AVAILABLE UNDER THE PLAN AND THE EXTENSION OF THE TERMINATION DATE TO NOVEMBER 13, 2013

PROPOSAL THREE (3)
OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

As of the date of this Proxy Statement, management does not intend to present any other items of business and is not aware of any matters to be presented for action at the Annual Meeting other than that described above. However, if any other matters should come before the Annual Meeting, it is the intention of the persons named as proxies in the accompanying proxy card to vote in accordance with their best judgment on such matters.

MANAGEMENT

Set forth below is information with respect to each director and executive officer of the Company as of September 30, 2008. The executive officers are elected by the Board of Directors and serve at the discretion of the Board. There are no family relationships between any two directors or executive officers.

Name	Age	Position
Directors:
Dr. Burton J. Kunik	70	Chairman of the Board, Chief Executive Officer and President
Ramsay Gillman (1) (3)	64	Director
John R. Grow (1) (2) (4)	59	Director
Parris Holmes, Jr. (1) (2) (3)	64	Director
F. Gardner Parker (2) (3) (4)	66	Director
Philip C. Zerrillo (4) (5)	50	Director
Executive Officers:
David P. Tusa	48	Executive Vice President, Chief Financial Officer & Business Development
Claude A. Dance	49	Senior Vice President of Sales and Marketing
Khairin “Al” Aladwani	53	Senior Vice President of Operations

Notes:
(1)	Member of the Compensation Committee
(2)	Member of the Acquisition Committee
(3)	Member of the Corporate Governance Committee
(4)	Member of the Audit Committee
(5)	Lead Independent Director

The following is a description of the biographies of the Company's executive officers, directors and nominees for director which details their business experience for the past five years.

Dr. Burton J. Kunik has been a director, Chairman of the Board, Chief Executive Officer and President of the Company since July 1998. He founded Sharps Compliance, Inc., now a wholly owned subsidiary of the Company, in May 1994 and has served as a director and Chief Executive Officer of Sharps Compliance, Inc. since that time. Dr. Kunik has 24 years of experience as an endodontist, including management experience of three successful start-up companies in the medical waste and insurance industries. Previously, Dr. Kunik spent five years with 3CI Complete Compliance Corporation, which he co-founded. Its successor, American 3CI currently is engaged in the business of medical waste services in the southeastern and southwestern United States. Other previous business experience includes management roles in real estate, oil and gas, cattle ranching and the travel industry. Dr. Kunik has been very active in the medical waste industry for ten years. He served as Chairman of the Medical Waste Institute in 1992 and has served on the board of the Environmental Industry Association.

Ramsay Gillman has served as a director of the Company since July 2002. He also served as the Director of the South Texas region for the National Automobile Dealers Association (NADA) from 1989 through 1999 and was elected President of NADA in 1997. Currently, Mr. Gillman serves as a Trustee for the NADA Charitable Foundation and for the NADA Dealers Election Action Committee. He has also served as President of the Houston Automobile Dealer’s Association, Vice President of the Texas Automobile Dealer’s Association and was appointed Vice Chairman of the Texas Motor Vehicle Commission from 1984 through 1987 by the then Governor of Texas

John R. Grow has served as a director of the Company since September 2005. Mr. Grow was one of the founding members (1990) and President of Accredo Health, Inc., a provider of specialty biopharmaceuticals and services. Under his leadership, Accredo grew to a $1.5 billion company since going public in 1999 until his retirement in 2004. Prior to his career with Accredo Health, Mr. Grow was a Vice President with Caremark Homecare (home infusion services) from 1984 through 1988 and American Hospital Supply (medical surgical manufacturing and distribution) from 1973 through 1984. Mr. Grow is currently a private investor.

Parris H. Holmes, Jr. has been a director of the Company since July 1998. He previously served on the Company's Board of Directors from March 1992 until April 1996. Mr. Holmes served as Chairman of the Board and Chief Executive Officer of New Century Equity Holdings Corporation from May 1996 to June 2004. Mr. Holmes served as both Chairman of the Board and Chief Executive Officer of USLD Communications Corp., formerly U.S. Long Distance Corp. (“USLD”), from September 1986 until August 1996, and served as Chairman of the Board of USLD until June 2, 1997. Prior to March 1993, Mr. Holmes also served as President of USLD. Mr. Holmes was a member of the Board of Directors of Princeton eCom Corporation (“Princeton”), a leading provider of electronic bill presentment and payment services, from September 1998 until March 2004. Mr. Holmes served on the Board of Tanisys Technology Inc., but resigned as Chairman of the Board and a Board member in January 2002.

F. Gardner Parker has been a director of the Company since February 2003. Mr. Parker serves on the board of directors of four other public companies, including: Camden Property Trust, Pinnacle Oil & Gas, Hercules Offshore, and Carrizo Oil & Gas. Mr. Parker also serves as a director of the following private companies: Gillman Automobile Dealerships, Net Near U Communications, Camp Longhorn, Inc., Sherwood Healthcare Inc., Overpar, Inc., Norton Ditto, Butler Online. Mr. Parker was previously with Ernst & Ernst (now Ernst &Young LLP) for 14 years, seven of which he served as a partner.

Philip C. Zerrillo, Ph.D., has been a director of the Company since September 1999. Dr. Zerrillo served, from 1999 - 2004, as Associate Dean and Executive Director of the Executive Education program at the University of Texas in Austin. Dr. Zerrillo has also served, from 2000 - 2002, as the Graduate Business Dean at the University of Texas in Austin. He is a visiting professor at several universities, including Thammasat University (Thailand), Hebrew University (Israel), IMADEC University (Austria), Helsinki School of Economics (Singapore) and Northwestern University's J.L. Kellogg Graduate School of Management. Dr. Zerrillo is also the author of numerous published articles in the fields of distribution channel management and business system innovation. Dr. Zerrillo is currently a Lecturer at the Goizueta School of Business (Emory University) in Atlanta, Georgia.

John W. Dalton is a nominee to serve on the as a member of the Company’s Board of Directors. Since May of 2004, Mr. Dalton has operated an investment firm, Domaine Capital Properties, where he serves as principal owner and founder. Prior to May 2004, Mr. Dalton was a Vice President of RBC Dain Rauscher, Inc. (“RBC”), a full-service brokerage and investment firm. Mr. Dalton was employed by RBC for 38 years. Mr. Dalton was a director of Cleveland Bank and Trust from 1976 to 1980. In 1982 Mr. Dalton was appointed by the then Governor of the State of Texas to the Texas Motor Vehicle Commission where he served in various roles including Chairman in 1987.

David P. Tusa, CPA, Executive Vice President, Chief Financial Officer and Business Development joined the Company in February 2003. Mr. Tusa was the Executive Vice President, Chief Financial Officer of New Century Equity Holdings Corp. (formerly known as Billings Concepts Corp.) from August 1999 until June 2004. Prior to New Century, Mr. Tusa was Executive Vice President and Chief Financial Officer of U.S. Legal Support, a provider of litigation support services, during the period from September 1997 to August 1999. Mr. Tusa also served as Senior Vice President and Chief Financial Officer of Serv-Tech, Inc., a publicly-held provider of specialty services to industrial customers in multiple industries, from April 1994 through August 1997. Additionally, Mr. Tusa was with CRSS, Inc., a publicly-held diversified services company from May 1990 through April 1994. Mr. Tusa served on the Board of Directors of Tanisys Technology, Inc., a developer and marketer of semiconductor testing equipment from August 2001 to March 2003. Mr. Tusa served as a member of the Board of Directors of Princeton eCom, a leading application service provider for electronic and Internet bill presentment and payment solutions from December 2001 to June 2002. Mr. Tusa served as an Advisor to the Board of Directors of the Company from October 2001 to February 2003.

Claude A. Dance, Senior Vice President of Sales and Marketing joined the Company in August of 2007 as the Vice President of Sales - Emerging Markets. Mr. Dance was promoted to Senior Vice President of Sales and Marketing in December 2007 with responsibility for national, regional and inside sales efforts, as well as marketing and customer service functions. Mr. Dance comes to Sharps from Capital Returns Inc., a leading reverse logistics company, where he served in various key roles including Senior Vice President of Sales and Marketing. Prior to Capital Returns, Mr. Dance served in various sales and management roles with Pharmerica, a division of AmerisourceBergen, Cardinal Health and Wyeth Pharmaceuticals. Mr. Dance graduate in 1981 with a BA in Marketing and earned an MA in 1983, both from Northwestern State University of Louisiana.

Khairan “Al” Aladwani, Senior Vice President of Operations joined the Company in March 2008. Prior to his employment with the Company, Mr. Aladwani served as Vice President of Operations for Generic Medical Devices (“GMD”), a developer and manufacturer of medical devices. Prior to GMD, Mr. Aladwani served in various operational roles with Cyberonics, Inc., Creos Medical and Ohmeda Medical. Mr. Aladwani has extensive medical device, FDA and ISO experience as well as lean manufacturing certification from Purdue University. Mr. Aladwani graduated in 1978 with a BA in Business Administration from Kuwait University.

CORPORATE GOVERNANCE

Director Independence

The Board has determined that each of Messrs. Gillman, Grow, Holmes, Parker and Zerrillo is an ‘independent director” within the meaning of the applicable rules of the Securities and Exchange Commission. The Audit Committee, Compensation Committee and Corporate Governance Committee of the Board are composed entirely of independent directors.

Lead Independent Director

In June 2007, director Philip C. Zerrillo was named Lead Independent Director of the Company’s Board of Directors. The Board of Directors considers it to be useful and appropriate to designate a non-employee director to serve in a lead capacity to coordinate the activities of the other non-employee directors and to perform such other duties and responsibilities as the Board of Directors may determine. The responsibilities of the Lead Independent Director include, but are not limited to, the following, (i) advising the Chairman as to an appropriate schedule of Board meetings, seeking to ensure that the non-employee directors can perform their duties responsibly while not interfering with on-going Company operations, (ii) approving with the Chairman the information, agenda and the meeting schedules for the Board of Directors and Board Committee meetings, (iii) advising the Chairman as to the quality, quantity and timeliness of the information submitted by the Company’s management that is necessary or appropriate for the non-employee directors to effectively and responsibly perform their duties, (iv) calling meetings of the non-employee directors and (v) serving as principal liaison between the non-employee Directors and the Chairman on sensitive issues.

COMMITTEES, MEETINGS AND BOARD COMPENSATION

Board and Committee Meetings

The Board of Directors meets on a quarterly basis and holds special meetings whenever circumstances require. The Board held four regularly scheduled quarterly meetings during the fiscal year 2008. The Board has an Audit Committee, a Compensation Committee, an Acquisition Committee and a Corporate Governance Committee. During 2008, each of the directors attended at least 75% of the aggregate number of meetings of the Board and the committees on which he served that were held during the period in which he served as a director or committee member.

Committees of the Board

The Board currently has four standing committees: Audit, Compensation, Acquisition and Corporate Governance.

Audit Committee Report. The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to liabilities of Section 18 of the Exchange Act, except to the extent that we specifically request that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

The Audit Committee’s purpose is to assist the Board of Directors in its oversight of the Company’s internal controls and financial statements and the audit process.  The Board of Directors, in its business judgment, has determined that all members of the Audit Committee are “independent,” as required by applicable standards of the SEC.  The Audit Committee operates pursuant to a written charter adopted by the Board of Directors. Messrs. Zerrillo and Parker are the current members of the Audit Committee serving as Co-Chairman. The Company’s Board has determined that Mr. Parker is an independent director who, in light of his experience detailed above, qualifies as an audit committee financial expert, as that term is defined in Item 401(e) of under the Securities Act of 1933, as amended. The Audit Committee is responsible for pre-approving all services provided by the Company’s independent registered public accounting firm, UHY LLP (“UHY”).

Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  The Company’s independent registered public accounting firm, UHY, is responsible for performing an audit of the consolidated financial statements in accordance with generally accepted auditing standards and of the effectiveness of the Company’s internal controls over financial reporting. In performing its oversight role, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent registered public accounting firm.  The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (SAS) No. 61, Communication with Audit Committees, SAS No. 89, Audit Adjustments, and SAS No. 90, Audit Committee Communications, as amended and currently in effect SAS No. 112.  The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect.  The Audit Committee has also considered whether the provision of non-audit services by the independent registered public accounting firm is compatible with maintaining its independence and has discussed with the registered public accounting firm its independence.

In overseeing the preparation of the Company’s financial statements, the Audit Committee met with both management and UHY to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues.  Based on the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2008. The Audit Committee met four times in fiscal year 2008.

The Audit Committee: F. Gardner Parker, John R. Grow and Chairman, Philip C. Zerrillo

The Compensation Committee has furnished the following report on the Company’s executive compensation policies. This report describes the Compensation Committee’s policies applicable to the compensation of the Company’s Executive Officers and provides specific information regarding the compensation of the Company’s CEO. The information contained in this “Compensation Committee Report on Executive Compensation” shall not be deemed to be “soliciting material” or to be “filed” with the Commission, nor shall such information be incorporated by reference into any future filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

The Compensation Committee currently is comprised of two outside Directors, Messrs. Gillman and Holmes, and administers and oversees all aspects of the Company’s Executive Compensation Policy and reports its determinations to the Board of Directors. The Compensation Committee’s overall goal is to develop executive compensation policies that are consistent with, and linked to, strategic business objectives and Company values. The Compensation Committee approves the design of, assesses the effectiveness of and administers executive compensation programs in support of the Company’s compensation policies. The Compensation Committee also reviews and approves all salary arrangements and other remuneration for executives, evaluates executive performance and considers related matters.

Compensation Philosophy The Company’s executive compensation policies have four primary objectives: to attract and retain highly competent executives to manage the Company’s business, to offer executives appropriate incentives for accomplishment of the Company’s business objectives and strategy, to encourage stock ownership by executives to enhance mutuality of interest with stockholders and to maximize long-term stockholder value.

Elements of Compensation The key elements of the Company’s executive compensation are base salary, annual incentive and long-term incentive. These key elements are addressed separately below. In determining compensation, the Compensation Committee considers all elements of an executive’s total compensation package.

Base Salary Base salaries for executives are determined initially by evaluating the executive’s level of responsibility, prior experience, breadth of knowledge, internal equity issues and external pay practices. Increases to base salaries are driven primarily by individual performance. Individual performance is evaluated based on sustained levels of individual contribution to the Company. When evaluating individual performance, the Compensation Committee considers the executive’s efforts in promoting Company values, continuing educational and management training, improving product quality, developing relationships with customers and vendors and demonstrating leadership abilities among co-workers.

Annual Incentive Each year, the Compensation Committee evaluates the performance of the Company as a whole, as well as the performance of each individual executive. Factors considered include Company performance versus expectations, as well as individual accomplishments. The Compensation Committee does not utilize formalized mathematical formulae, nor does it assign weightings to these factors. The Compensation Committee, in its sole discretion, determines the amount, if any, of incentive payments to each executive. The Compensation Committee believes that the Company’s performance versus expectations and individual accomplishments require subjectivity on the part of the Committee when determining incentive payments.

Long-Term Incentive The Company’s long-term compensation philosophy provides that long-term incentives should relate to improvement in stockholder value, thereby creating a mutuality of interests between executives and stockholders. Additionally, the Compensation Committee believes that the long-term security of executives is critical for the perpetuation of the Company. Long-term incentives are provided to executives through the Company’s 1993 Stock Plan, in the form of stock options and restricted stock awards.

Stock Options Stock options, when awarded, have been granted at an option price not less than the fair market value of the Common Stock on the date of grant. Accordingly, stock options have value only if the price of the Common Stock appreciates after the date the options are granted. The design focuses executives on the creation of stockholder value over the long-term and encourages equity ownership in the Company.

On June 28, 2005, the Compensation Committee of the Board of Directors established the following policy with respect to future employee stock-based grants as follows:

“No further annual employee stock-based grants will be approved by the Compensation Committee of the Board of Directors until the achievement, by the Company, of the following financial results: (i) fiscal year revenue of $12.5 million or higher and (ii) fiscal year earnings of $1.0 million or higher. Should the Company achieve only one of the above goals, then stock-based grants up to 1.5% of the outstanding common shares of the Company may be authorized by the Compensation Committee of the Board of Directors. Should the Company achieve both of the above noted goals, then the Compensation Committee of the Board of Directors may authorize the issuance of employee stock-based grants, at its sole discretion, and consistent with the Company and the individual employee performance.

The above does not apply to new employee stock-based grants. The above is also subject to the further policies and discretion of the Compensation Committee of the Board of Directors.”

No stock based awards were issued to management or employees of the Company during the year ended June 30, 2008 (other than new employee stock option awards).

The Compensation Committee met two times during the fiscal year ended June 30, 2008.

The Compensation Committee: John R. Grow, Ramsay Gillman (co-chairman) and Parris H. Holmes, Jr.(co-chairman)

The Acquisition Committee reviews the Company’s acquisition strategy and candidates as presented by the Company’s senior management. As part of the process, the Acquisition Committee also reviews and provides guidance with respect to negotiations, letters of intent and final transaction terms and conditions. The Acquisition Committee also approves acquisition transactions and makes formal recommendations to the Board of Directors. The Acquisition Committee did not meet during the fiscal year ended June 30, 2008.

The Acquisition Committee: John R. Grow, Parris H. Holmes Jr. and F. Gardner Parker.

In June of 2007, the Board of Directors of the Company formed a Corporate Governance Committee. The Corporate Governance Committee is responsible for providing a leadership role in shaping the Company’s Corporate Nominating/Governance by, among other things, periodically reviewing and assessing the adequacy of the Company’s Code of Ethics and making recommendations to the Board regarding any modifications. The Governance Committee met one time during the year ended June 30, 2008.

The Corporate Governance Committee: John R. Grow (Chairman), Ramsay Gillman and F. Gardner Parker.

DIRECTOR COMPENSATION

The following table provides information about compensation earned for the year ended June 30, 2008 by non-employee members of the Board of Directors.

Name	Fees Earned or Paid in Cash	Restricted Stock Grants ($)(1)
Ramsay Gillman	$16,000	$24,063	(2)
John R. Grow	$16,000	$26,125	(3)
Parish H. Holmes	$16,000	$25,438	(4)
F. Gardner Parker	$16,000	$26,125	(3)
Dr. Philip Zerrillo	$16,000	$34,375	(5)

 Notes:
(1) As required by SEC rules, amounts in this column represent the stock-based compensation expense required by SFAS 123R which was included (disclosed) in the Company’s financial statements, exclusive of the effect of forfeitures (“Stock Expense”).
(2) Represents Stock Expense associated with 8,750 restricted shares granted on July 7, 2007.
(3) Represents Stock Expense associated with 9,500 restricted shares granted on July 7, 2007.
(4) Represents Stock Expense associated with 9,250 restricted shares granted on July 7, 2007.
(5) Represents Stock Expense associated with 12,500 restricted shares granted on July 7, 2007.

Revised Non-Employee Board of Director Compensation Policy

On June 21, 2007, the Board of Directors of the Company approved a revised director compensation policy for the Company’s non-employee directors. The revised policy replaces the prior director compensation policy for the Company’s non-employee directors and is effective for the fiscal year 2008 (beginning July 1, 2007). Under the revised policy, non-employee directors will receive compensation as follows: (i)  each non-employee director 8,000 shares of restricted stock, vesting over three years in equal annual installments (one third at each anniversary date), subject to the non-employee director’s continued service to the Company through each vesting date, (ii)  an annual retainer for all non-employee directors of $16,000, paid $4,000 subsequent to each attended quarterly Board of Directors meeting (no more than two meetings attended telephonically), (iii)  1,500 shares of restricted stock for the chairperson of the Audit Committee and 750 shares of restricted stock for the Audit Committee member (vesting over three years in equal annual installments, subject to the non-employee director’s continued service to the Company through each vesting date), (iv) 750 shares of restricted stock for the chairperson of the Compensation Committee and 500 shares of restricted stock for each member of the Compensation Committee (vesting over three years in equal annual installments, subject to the non-employee director’s continued service to the Company through each vesting date), (v) 500 shares of restricted stock for each member of the Acquisition Committee (vesting over three years in equal annual installments, subject to the non-employee director’s continued service to the Company through each vesting date), (vi) 1,000 shares of restricted stock for the chairperson of the Corporate Governance Committee and 500 shares of restricted stock for Corporate Governance Committee member (vesting over three years in equal annual installments, subject to the non-employee director’s continued service to the Company through each vesting date), (vii) 3,000 shares of restricted stock for the Lead Independent Director (vesting over three years in equal annual installments, subject to the non-employee director’s continued service to the Company through each vesting date) and (viii) each non-employee director will receive fees of $1,000 for each special Board of Directors meeting attended in person or via telephone.

On June 9, 2008, a total of 51,500 restricted shares of the Company’s common stock were granted to directors under the above noted Director Compensation Policy. These grants represent the equity component of director compensation to be earned during fiscal year ended June 30, 2009.

EXECUTIVE COMPENSATION

The following table sets forth compensation earned by the Company's Chief Executive Officer and the other two highly paid officers for the fiscal year end June 30, 2008 whose total salary and bonuses exceeded $100,000.

Summary Compensation Table
Name and Principal	Fiscal					Stock Option	All Other
Position	Year	Salary ($)		Bonus($)(1)		Awards ($)(2)	Comp($)		Total
Dr. Burton J. Kunik	2008	$230,000	(3)	-		-	$30,923	(4)	$260,923
Chairman of the Board,	2007	$200,000		$15,000		-	$29,455	(5)	$244,455
President and Chief Executive Officer

David P. Tusa	2008	$250,000		-		-	$11,802	(6)	$261,802
Exec.Vice	2007	$250,000		$35,000	(7)	-	$12,232	(8)	$297,232
President,CFO & Business Development

Claude Dance(9)	2008	$143,538		-		$11,800	$1,236	(10)	$156,574
Sr. Vice President Sales & Marketing

Notes:
(1)	Bonuses are reported for the fiscal year earned even if paid in the following year.
(2)
As required by SEC rules, amounts in this column represent the stock-based compensation expense required by SFAS 123R which was included (disclosed) in the Company’s financial statements, exclusive of the effect of forfeitures.

(3)	Reflects an increase in base salary to $260,000 as approved by Compensation Committee of Board of Directors effective December 31, 2007.
(4)	Amount represents $16,321 in Company-paid medical insurance premiums and $14,602 in Company-paid vehicle related expenses.
(5)	Amount represents $15,842 in Company-paid medical insurance premiums and $13,613 in Company-paid vehicle related expenses.
(6)	Amount represents Company-paid medical-related insurance premiums of $9,240 and Company-paid 401(k) matching funds of $2,562.

(7)	Includes the remaining $20,000 bonus amount payable under Mr. Tusa’s amended employment agreement dated August 19, 2005.
(8)	Amount represents Company-paid medical-related insurance premiums of $9,240 and Company-paid 401(k) matching funds of $2,992.
(9)	Mr. Dance was hired on September 24, 2008 as Vice President of Sales - Emerging Markets and promoted to Senior Vice President Sales and Marketing (a corporate officer position) on December 26, 2007.
(10)	Amount represents Company-paid 401(k) matching funds..

Outstanding Equity Awards at Fiscal Year-End

The following table provides information about the outstanding options held by the Executive Officers as of June 30, 2008.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) Exercisable	Option Exercise Price ($)	Option Expiration Date
Burton J. Kunik	45,000	(1)	-		0	$1.53	4/26/2009
	250,000	(2)	-		0	$0.80	5/20/2010

David P. Tusa	75,000	(3)	-		0	$1.12	3/12/2010
	75,000	(4)	-		0	$0.84	7/14/2010
	5,000	(5)	-		0	$1.10	10/11/2008
	22,500	(6)	-		0	$1.05	7/18/2009
	150,000	(7)	-		0	$0.95	10/11/2011
	50,000	(8)	-		0	$0.60	8/22/2012

Claude Dance	8,333	(9)	16,667	(10)	0	$3.01	12/24/2014
	-		75,000	(11)	0	$2.40	3/26/2015

Khairan “Al” Aladwani	-		25,000	(12)	0	$2.80	6/23/2015

Notes:
(1)	Represents the vested portion of the option to purchase 45,000 shares granted to Dr Kunik on 4/26/2002. This option is fully vested and expires on 4/26/2009.
(2)	Represents the vested portion of the option to purchase 250,000 shares granted to Dr Kunik on 5/20/2003. This option is fully vested and expires on 5/20/2010.
(3)	Represents the vested portion of the option to purchase 75,000 shares granted to Mr. Tusa on 3/12/2003. This option is fully vested and expires on 3/12/2010.
(4)	Represents the vested portion of the option to purchase 75,000 shares granted to Mr. Tusa on 7/14/2003. This option is fully vested and expires on 7/14/2010.
(5)	Represents the vested portion of the option to purchase 5,000 shares granted to Mr. Tusa on 10/11/2001. This option is fully vested and expires on 10/11/2008.
(6)	Represents the vested portion of the option to purchase 22,500 shares granted to Mr. Tusa on 7/18/2002. This option is fully vested and expires on 7/18/2009.
(7)	Represents the vested portion of the option to purchase 150,000 shares granted to Mr. Tusa on 10/8/2004. This option is fully vested and expires on 10/8/2011.
(8)	Represents the vested portion of the option to purchase 50,000 shares granted to Mr. Tusa on 8/22/2005. This option is fully vested and expires on 8/22/2012.
(9)	Represents an vested portion of the option to purchase 25,000 shares granted to Mr. Dance on 12/24/2007. This option expires 12/24/2014.
(10)	Represents the unvested portion of the option to purchase 25,000 shares granted to Mr. Dance on 12/24/2007. This option expires 12/24/2014.
(11)	Represents the unvested portion of the option to purchase 75,000 shares granted to Mr. Dance on 3/26/2008. This option expires 3/26/2015.
(12)	Represents the unvested portion of the option to purchase 25,000 shares granted to Mr. Aladwani on 6/23/2008. This option expires 6/23/2015.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of June 30, 2008 regarding the equity compensation plans under which the Company’s equity securities are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (3) (a)	Weighted – average exercise price of outstanding options, warrants and rights (4) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holder (1)	1,482,600	$1.138	224,444
Equity compensation plans not approved by security holders (2)	275,000	$0.95	-
Total	1,757,600	$1.10	224,444

Notes:
(1)	Represents unexercised stock options issued under the 1993 Sharps Compliance Corp. Stock Plan.
(2)	Represents options to purchase unregistered common stock of the Company.
(3)	Includes 101,000, shares of Restricted Stock
(4)	Weighted average exercise price excludes effect of 101,000 increase of restricted stock.

EMPLOYEE BENEFIT PLANS

Sharps Compliance Corp. 1993 Stock Plan

General. Effective November 16, 1993, the stockholders of the Company approved the Stock Plan. Under the Stock Plan, (a) employees of the Company and any subsidiary of the Company may be awarded incentive stock options ("ISOs"), as defined in Section 422A(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and (b) employees, consultants and affiliates or any other person or entity, as determined by the Administrator to be in the best interests of the Company, may be granted (i) stock options which do not qualify as ISOs ("Non-qualified Options"), (ii) awards of stock in the Company ("Awards"), (iii) stock appreciation rights ("SARs") in conjunction with, or independently of, options granted thereunder, (iv) performance awards in the form of units ("Units") representing phantom shares of stock, (v) non-employee director options and (vi) opportunities to make direct purchases of stock in the Company ("Purchases"). ISOs and Non-qualified Options are collectively referred to as "Options," and together with Awards, SARs, Units, Purchases and non-employee director options are collectively referred to as "Stock Rights."

Shares Subject to the Stock Plan. The Stock Plan currently authorizes the issuance of up to 3,500,000 shares. At September 30, 2008, 224,444 shares are available for issuance under the Stock Plan. If any Stock Right granted under the Stock Plan terminates, expires or is surrendered, new Stock Rights may thereafter be granted covering such shares.

Administration. The Stock Plan is administered by the Board of Directors (the "Administrator"). Subject to the terms of the Stock Plan, the Administrator has the authority to determine the persons to whom Stock Rights (except non-employee director options) shall be granted, the number of shares covered by each such grant, the exercise or purchase price per share, the time or times at which Stock Rights shall be granted, whether each option granted shall be an ISO or a Non-qualified Option, whether restrictions such as repurchase options are to be imposed on shares subject to Stock Rights and the nature of such restrictions, if any. The interpretation or construction by the Administrator of the Stock Plan or with respect to any Stock Rights granted thereunder shall, unless otherwise determined by the Board of Directors, be final. The option price for ISOs may not be less than 100% of the fair market value of the Common Stock on the date of grant, or 110% of the fair market value with respect to any ISO issued to a holder of 10% or more of the Company's shares. There is no price requirement for Non-qualified Stock Options. In no event may the aggregate fair market value (determined on the date of the grant of an ISO) of Common Stock for which ISOs granted to any employee under the Stock Plan are exercisable for the first time by such employee during any calendar year exceed $100,000. The Stock Plan further directs the Administrator to set forth provisions in Option agreements regarding the exercise and expiration of Options according to stated criteria. The Administrator oversees the methods of exercise of Options, with attention being given to compliance with appropriate securities laws and regulations. The Stock Plan permits the use of already owned Common Stock as payment for the exercise price of Stock Rights.

Eligibility for Granting of Stock Rights. ISOs may be granted under the Stock Plan only to employees of the Company. Non-qualified Options, SARs and Units may be granted to any officer, employee, consultant or affiliate of the Company, or any other person or entity, as determined by the Administrator to be in the best interests of the Company.

Awards. Restricted stock awards may be granted under the Stock Plan at the discretion of the Administrator. The grantee purchases the number of shares subject to the Award, usually for a nominal price such as the par value. The shares, however, are held in escrow and may not be sold until they are vested in accordance with the terms of the grant, such as continued employment for a specific period of time, accomplishment by the Company of certain goals, or a combination of criteria. Upon termination of the Award, all unvested shares are repurchased by the Company for the same nominal purchase price originally paid for the stock. On June 9, 2008, the Company issued 51,500 Awards to non-employee Directors as partial compensation for service to be provided in fiscal year 2008 (see Revised Non-Employee Board of Director Compensation Policy above).

Stock Appreciation Rights. Options (except non-employee director options) granted under the Stock Plan may be granted in tandem with SARs ("tandem SARs") or independently of and not in tandem with an Option ("naked SARs"). SARs will become exercisable at such time or times, and on such conditions, as specified in the grant. Any tandem SAR granted with an ISO may be granted only at the date of grant of such ISO. Any tandem SAR granted with a Non-qualified Option may be granted either at or after the time such Option is granted. As of September 30, 2008, the Company had not granted any SARs under the Stock Plan.

A tandem SAR is the right of an optionee, without payment to the Company (except for applicable withholding taxes), to receive the excess of the fair market value per share on the date which such SAR is exercised over the option price per share as provided in the related underlying Option. A tandem SAR granted with an Option shall pertain to, and be exercised only in conjunction with, the related underlying Option granted under the Stock Plan and shall be exercisable and exercised only to the extent that the underlying Option is exercisable. The tandem SAR shall become either fully or partially non-exercisable and shall then be fully or partially unexercisable and fully or partially forfeited if the exercisable portion, or any part thereof, of the underlying Option is exercised, and vice versa.

A naked SAR may be granted irrespective of whether the recipient holds, is being granted or has been granted any Options under any stock plan of the Company. A naked SAR may be granted irrespective of whether the recipient holds, is being granted or has been granted any tandem SARs. A naked SAR may be made exercisable without regard to the exercisability of any Option.

Units. The Stock Plan provides that performance awards in the form of Units may be granted either independently of or in tandem with a Stock Right, except that such Units shall not be granted in tandem with ISOs. Units granted shall be based on various performance factors and have such other terms and conditions at the discretion of the Administrator. As of September 27, 2007, the Company had not granted any Units under the Stock Plan.

Termination and Amendment of the Stock Plan. The Board of Directors may terminate or amend the Stock Plan in any respect or at any time, except that no amendment requiring stockholder approval under the provisions of the Code and related regulations relating to ISOs or under Rule16b-3 will be effective without approval of stockholders as required and within the times set by such rules.

EXECUTIVE INCENTIVE COMPENSATION PLAN

The Compensation Committee of the Board of Directors (“Compensation Committee”) of Sharps Compliance Corp (the “Company”) adopted the Executive Incentive Compensation Plan effective for the fiscal years ended June 30, 2008 and 2009.  The Executive Incentive Compensation Plan (the “Plan”) is designed to allow eligible executive full-time employees to share in achievements based on attainment of pre-established Company financial performance as well as achievement of individual goals.  The Plan is designed to motivate and reward eligible participants whose performance is considered by the Committee to be critical and integral to the overall success of the Company. Plan eligibility is determined by the Committee.

For the fiscal years ending June 30, 2008 and 2009 participation in the Plan is limited to the Company’s Chief Executive Officer and Chief Financial Officer.  The Compensation Committee may, at its sole discretion, add other Company executives as participants to the Plan. Each eligible participant has a target bonus, calculated as a specified percentage of that executive’s then current annual salary. For the fiscal years ending June 30, 2008 and 2009 the specified percentage of participant’s annual salary is 40% for both the Chief Executive Officer and Chief Financial Officer. The bonus amount will be computed based upon achievement of goals in three categories:  (1) positioning the Company for future growth, (2) the achievement of fiscal year budgeted earnings and (3) achievement of fiscal year budgeted revenues. The computation of this portion of the target bonus will be based upon accomplishments of the Company and the executive participants designed to position the Company for future growth. The Committee will review accomplishments prepared by executive participants and determine achievement of the goal in their sole discretion. Achievement of this element will be based upon the Company meeting the budgeted net earnings (from ongoing operations) goal for the respective fiscal year. Achievement of this element will be based upon the Company meeting the budgeted revenue (from ongoing operations) goal for the respective fiscal year. In addition to the above executive participants will recommend to the Committee a fiscal year bonus pool for non-executive employees. The participant must be an active, full-time employee of the Company on the last day of the fiscal year for which the incentive award is earned to be entitled to the bonus.  Awards shall be paid in cash less applicable taxes, within five (5) days of the public release of the Company’s annual fiscal year end financial results.

The Plan, as set forth in this document, represents the general guidelines the Compensation Committee presently intends to utilize to determine executive incentive compensation.  If, however, at the sole discretion of the Committee, the Company’s best interest is served by applying different guidelines in special or for unusual circumstances, it reserves the right to do so. The Committee reserves the right to amend or discontinue this Plan at any time in the best interests of the Company and its shareholders.  Without in anyway limiting the foregoing rights of the Company, should a material business event, significant customer contract, acquisition, disposition or change in control occur during the Plan period, the Committee reserves the right to amend or supplement the Plan following such event in such manner as the Committee, in its sole discretion, deems appropriate.

The Committee shall have full power and authority to interpret and administer the Plan and shall be the sole arbiter of all manners of interpretation and application of the Plan and the Committee’s determination shall be final.  Any inconsistencies that may occur between the Plan provisions and the calculation of the incentive results will be interpreted and resolved on an individual basis by the Committee.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE IN
CONTROL AGREEMENTS

The Company entered into an employment agreement with Dr. Burton J. Kunik on December 11, 2002 and (effective January 1, 2003). This agreement provided for a two-year term, unless terminated as provided therein, an annual salary of $200,000 and an incentive bonus at the discretion of the Compensation Committee. In conjunction with the execution of the Agreement in December 2002, Dr. Kunik received a cash bonus in the amount of $80,000. The Company entered into a new employment agreement with Dr. Kunik on November 29, 2004 (effective December 1, 2004). This agreement superseded the agreement dated December 11, 2002 noted above. This agreement provides for a three-year term, unless terminated as provided therein, an annual salary of $200,000 and an incentive bonus at the discretion of the Compensation Committee. Dr. Kunik received a discretionary bonus of $15,000 for the fiscal year 2008. On November 15, 2007, the Compensation Committee of the Board of Directors approved an increase in Dr. Kunik’s annual salary to $260,000 effective December 31, 2007.

The employment agreement with Dr. Kunik provides that if he is terminated without "cause" (as defined in the employment agreement) he shall continue to be paid by the Company at his then effective base salary for a full twelve (12) month period. Additionally, any outstanding stock options held by Dr. Kunik would become fully vested and exercisable.

The employment agreement with Dr. Kunik also provides that if, at any time within twenty-four (24) months of a change of control (as defined in the employment agreement), the employee ceases to be an employee by reason of, (i) termination by the employer without "cause" (as defined in the employment agreement) or (ii) voluntary termination by the employee for "good reason” (as defined in the employment agreement), Dr. Kunik would be entitled to, at his sole option,  to either (i) his then effective base salary through the remaining term of the employment agreement or (ii) a lump-sum payment equal to his then effective base salary for a twenty-four (24) month period. Additionally, any outstanding stock options held by Dr. Kunik would become fully vested and exercisable.

The Company entered into an employment agreement with its Executive Vice President and Chief Financial Officer and Business Development, David P. Tusa, on July 14, 2003. The employment agreement was amended effective June 21, 2004 to reflect an increase in the annual base salary to $225,000. The employment agreement was amended on August 19, 2005 to reflect an increase in Mr. Tusa’s annual base salary to $250,000. The agreement expires one year from its effective date, subject to automatic annual extensions. The employment agreement further provides that if the Company terminates the employment without cause any time during the term, Mr. Tusa would be entitled to severance equal to twelve (12) month's salary, plus a pro-rata portion of any earned bonus. Additionally, Mr. Tusa would be entitled to continuation of all employee benefits until the earlier of the end of the severance period or employment with another organization.

The Company entered into an employment agreement to promote Claude Dance to Senior Vice President of Sales and Marketing, on December 26, 2007. The employment agreement provides for a base salary of $200,000. Mr. Dance was awarded a non-qualified stock option to purchase 25,000 shares of the Company’s common stock (issued under Company’s 1993 Stock Plan) on December 24, 2007. The options are scheduled to vest at a rate of 33.3% per year at each of the first three anniversary dates, expiring in 7 years. Mr. Dance was awarded a non-qualified stock option to purchase 75,000 shares of the Company’s common stock (issued under Company’s 1993 Stock Plan) on March 26, 2008. The options are scheduled to vest at a rate of 33.3% per year at each of the first three anniversary dates, expiring in 7 years. The employment agreement further provides for severance of six (6) months should Mr. Dance be terminated without cause. In connection with his employment, the Company and Mr. Dance entered into a Non-Competition and Confidentiality Agreement.

The Company entered into an employment agreement with its Senior Vice President of Operations, Khairan “Al” Aladwani, on March 24, 2008. The employment agreement provides for a base salary of $160,000. Mr. Aladwani was awarded a non-qualified stock option to purchase 25,000 shares of the Company’s common stock (issued under the Company’s 1993 Stock Plan) 90 days from the date of employment. The options are scheduled to vest at a rate of 33.3% per year at each of the first three anniversary dates, expiring in 7 years. Mr. Aladwani entered into a Non-Competition and Confidentiality Agreement.

SECTION 16(a) REPORTING

Paragraph 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's directors, executive officers and persons who beneficially own more than 10% of a registered class of the Company's equity securities file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers and greater than 10% stockholders are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, based solely on a review of the copies of the Section 16(a) reports furnished to the Company during the fiscal year ended June 30, 2008, all Section 16(a) filing requirements applicable to its directors, executive officers and greater than 10% beneficial owners were complied with.

STOCKHOLDERS' PROPOSALS FOR 2008 ANNUAL MEETING

Any proposals of holders of Common Stock intended to be presented pursuant to Rule 14a-8 under the Exchange Act ("Rule 14a-8") at the Annual Meeting of Stockholders to be held in 2009 must be received by the Company, addressed to the Corporate Secretary of the Company at 9220 Kirby Drive, Suite 500, Houston, Texas 77054, by June 12, 2009 to be considered for inclusion in the Company's proxy statement and form of proxy related to such meeting. After June 12, 2009, notice to the Company of a stockholder proposal submitted otherwise than pursuant to Rule 14a-8 will be considered untimely, and the person named in proxies solicited by the Board of Directors of the Company for its 2009 Annual Meeting of Stockholders may exercise discretionary authority voting power with respect to any such proposal as to which the Company does not receive timely notice.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Individuals may communicate with the Company’s Board by submitting a letter addressed to the member or members of the Board to whom the communication is directed, care of the Company’s Corporate Secretary, Sharps Compliance Corp., 9220 Kirby Drive, Suite 500, Houston, Texas 77054.  All such communications, other than unsolicited commercial solicitations or communications will be forwarded to the appropriate director or directors for review.

OTHER MATTERS

As of the date of this Proxy Statement, management does not intend to present any other items of business and is not aware of any matters to be presented for action at the Annual Meeting other than those described above. However, if any other matters should come before the Annual Meeting, it is the intention of the persons named as proxies in the accompanying Proxy Card to vote in accordance with their best judgment on such matters.

EXPENSES OF SOLICITATION

The cost of preparing, assembling and mailing this proxy-soliciting material is paid by the Company. In addition to solicitation by mail, the Company’s directors, officers and employees may solicit proxies by telephone or other means of communication. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries that hold the voting securities of record, for the forwarding of solicitation materials to be beneficial owners thereof. The Company will reimburse such brokers, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

By order of the Board of Directors
David P. Tusa
Corporate Secretary

Houston, Texas
October 22, 2008

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING AND WISH THEIR STOCK TO BE VOTED ARE URGED TO DATE, SIGN AND RETURN THE ACCOMPANYING PROXY OR PROXIES IN THE SELF-ADDRESSED ENVELOPE.

ANNEX A

SHARPS COMPLIANCE CORP.
1993 STOCK PLAN
(Incorporating Proposed Amendment)

1.
Purpose.    This 1993 Stock Plan (the "Plan") is intended to provide incentives (a) to key employees of Sharps Compliance Corp., a Delaware corporation (the "Company"), its parent (if any) and any present or future subsidiaries of the Company (collectively, "Related Corporations") by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which qualify as "incentive stock options" under Section 422A(b) of the Internal Revenue Code of 1986, as amended (the "Code") ("ISO" or "ISOs"); (b) to officers, key employees, consultants and affiliates of the Company or any Related Corporation, or any other person or entity, by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which do not qualify as ISOs ("Non-Qualified Option" or "Non-Qualified Options"); (c) to officers, key employees, consultants and affiliates of the Company or any Related Corporation, or any other person or entity, by providing them with awards of stock in the Company ("Awards"); (d) to officers, key employees, consultants and affiliates of the Company or any Related Corporation, or any other person or entity, by providing them with Stock Appreciation Rights ("SAR" or "SARs") in tandem with, or independently of, options granted hereunder; (e) to officers, key employees, consultants and affiliates of the Company or any Related Corporation, or any other person or entity, by providing them with performance awards in the form of units ("Units") representing phantom shares of stock ("Phantom Stock"), each Unit representing one share; (f) to officers, key employees, consultants and affiliates of the Company or any Related Corporation, or any other person or entity, by providing them with opportunities to make direct purchases of stock in the Company ("Purchases"); and (g) to non-employee directors by providing them with options upon joining the Company's Board of Directors ("Non-Employee Director Options"). The Plan is intended to advance the best interest of the Company by providing such persons, who have substantial responsibility for its management, success and growth, with additional incentive and by increasing their proprietary interest in the success of the Company—thereby encouraging them to remain in its employ or service. Anything in this Plan to the contrary notwithstanding, individuals who are administrators of a benefit plan of the Company shall not be eligible to receive benefits under the Plan if such eligibility would cause such individual not to be a "disinterested person" for purposes of Rule 16b-3, or any successor or amended rule ("Rule 16b-3") promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "1934 Act"), in circumstances where the Company must satisfy Subsection (c)(2), or any successor or amended subsection, of Rule 16b-3 in order for such other benefit plan to comply with Rule 16b-3. The Company is of the opinion that the Plan complies with the Employee Retirement Income Security Act of 1974 ("ERISA") as applicable.

ISOs, Non-Qualified Options and Non-Employee Director Options are referred to hereafter individually as an "Option" and collectively as "Options." Options, Awards, SARs, Units and authorizations to make Purchases are referred to hereafter collectively as "Stock Rights." Recipients of such Stock Rights are hereafter referred to individually as a "Grantee" and collectively as "Grantees." As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation," respectively, as those terms are defined in Section 425 of the Code.

2.
Administration of the Plan.    The Plan shall be administered by the Board of Directors of the Company (the "Board') or a committee to be appointed by the Board (such committee or the Board acting as such committee is herein referred to as the "Committee"); and all questions of interpretation and application of the Plan, or of Stock Rights granted, awarded or sold hereunder, shall be subject to the determination, which shall be final and binding, of a majority of the whole Committee. The Committee shall consist of not fewer than two members of the Board. Meetings shall be held at such times and places as shall be determined by the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any questions brought before that meeting. In addition, the Committee may take any action otherwise proper under the Plan by the unanimous written consent of its members. To expand, and not to limit, the foregoing, and subject to terms of the Plan, the Committee shall have the authority to (i) determine the employees of the Company or any Related Corporation to whom ISOs may be granted and to determine individuals and other entities to whom Non Qualified Options, Awards, SARs, Phantom Stock Units and Purchases may be granted, awarded or sold; (ii) determine the time or times at which Options, Awards, SARs, Phantom Stock Units or Purchases may be granted, awarded or sold; (iii) determine the number of shares and the option price of shares subject to each Option (subject to the requirements of Section 4 with respect to ISOs); (iv) determine the number of shares, the vesting schedule and conditions and the requirements and restrictions with respect to each Award; (v) determine the number of shares and the exercise price of shares subject to each SAR; (vi) determine the number of shares and the vesting schedule and conditions of Phantom Stock Units; (vii) determine the number of shares and the purchase price of shares subject to each Purchase; (viii) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (ix) determine the time or times when each Option and SAR shall become exercisable and the duration of the exercise period (subject to Section 4 with respect to ISOs and Section 5 with respect to Non Qualified Options); and (x) determine whether restrictions and conditions, such as repurchase options, are to be imposed on shares subject to Stock Rights and the nature of such restrictions and conditions, if any. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his or her own part, including but not limited to the exercise of any power or discretion given to him or her under the Plan, except those resulting from his or her own gross negligence or willful misconduct. Once a Committee is appointed by the Board, none of the members of the Committee shall be, nor at any time within one (1) year prior to becoming a member of the Committee shall have been, granted or awarded Stock Rights pursuant to the Plan. With respect to persons subject to Section 16 of the 1934 Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Please contact Gary L Shell at 713-432-0300 for any further questions regarding this Plan

3.
Stock.    The stock subject to the Stock Rights shall be authorized but unissued shares of the Company's Common Stock, $0.01 par value (the "Common Stock"), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares of Common Stock that may be issued pursuant to the Plan is 4,000,000. The number of shares authorized for the grant of Stock Rights under the Plan shall be subject to adjustment as provided in Section 11. If any Option or any other Stock Right granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole on in part, or if the Company shall reacquire any unvested shares issued pursuant to any Stock Right, the unpurchased shares subject to such Options or Stock Rights and any unvested shares so reacquired by the Company shall again be available for grants of Stock Rights under the Plan to the extent permitted by Rule 16b-3.

4.
ISO Provisions.    The following provisions shall apply to ISOs granted pursuant to the Plan. Subsections B, C, D, E, H and I hereunder shall have force and effect to the extent necessary for Options issued as ISOs to qualify as ISOs pursuant to the Code and the regulations promulgated thereunder or to satisfy the requirements of Rule 16b-3.

A.
Grant of ISO.    All ISOs shall be granted under the Plan within ten (10) years of the date of the Plan's adoption by the Board or the date the Plan receives the requisite stockholder approval, whichever is earlier.

B.	Minimum Option Price for ISOs.

(i)
The price per share specified in the agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock representing more than ten percent of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than 110 percent of the fair market value per share of Common Stock on the date of grant.

(ii)
In no event shall the aggregate fair market value (determined at the time an ISO is granted) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any Related Corporation) exceed $100,000.

(iii)
The term "fair market value" on any day shall mean such amount last determined in good faith by the Board or, in absence of a determination by the Board, by the Committee; provided, however, that if the Common Stock is listed on an established U.S. stock exchange, fair market value shall be deemed to be the closing price of the Common Stock on the date of grant of such Stock Right as reported on any national securities exchange on which the Common Stock may be listed. If the Common Stock is not listed on a national securities exchange but is publicly traded on the Nasdaq Stock Market's National Market or on another automated quotation system, the fair market value shall be the closing price of the Common Stock on the date of grant, or if traded on the Nasdaq Small Cap or Nasdaq Over-The-Counter market, the fair market value shall be the mean between the closing bid and ask prices on any such system or market. If the Common Stock was not traded on the date of grant of such Stock Right, the nearest preceding date on which there was a trade shall be substituted. Notwithstanding the foregoing, however, fair market value shall be determined consistent with Code Section 422(b)(4) or any successor provisions. The Committee may permit the exercise price of the Stock Right to be payable by transfer to the Company of Common Stock owned by the Optionee with a fair market value at the time of the exercise equal to the exercise price of the Stock Right.

C.
Duration of ISOs.    Subject to earlier termination as provided in Subsections F and G hereunder, each ISO shall expire on the date specified by the Committee, but not more than (i) ten (10) years from the date of grant in the case of ISOs generally and (ii) five (5) years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Related Corporation. Subject to the foregoing provisions and such earlier termination as provided in said Subsections F and G below, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to Subsection K below.

D.
Eligible Employees.    ISOs may be granted to any key employee of the Company or any Related Corporation. Those officers and directors of the Company who are not employees may not be granted ISOs under the Plan.

E.
Acceleration of Exercise of ISOs.    The Committee shall not, without the consent of the Grantee, accelerate the exercise date of any installment of any ISO granted to any employee (and not previously converted into a Non-Qualified Option pursuant to Subsection K hereunder) if such acceleration would violate the annual vesting limitation contained in Section 422A(d) of the Code, as described in Subsection B (ii) above.

F.
Effect of Termination of Employment on ISOs.    If an ISO Grantee ceases to be employed by the Company or any Related Corporation other than by reason of death or disability (as such term is defined in Subsection G hereunder), any ISO granted to such Grantee within the six-month period immediately preceding such termination shall be canceled forthwith. With respect to any ISOs granted to such Grantee more than six (6) months prior to such termination, no further installments of such ISOs shall become exercisable and such ISOs shall terminate after the passage of sixty (60) days from the date of termination of employment, but in no event later than on their specified expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to Subsection K hereunder. Leave of absence with the written approval of the Committee shall not be considered a termination of employment under the Plan, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the employee after the approved period of absence. Employment also shall be considered as continuing uninterrupted during any other bona fide leave of absence (such as those attributable to illness, military obligations or governmental service), provided that the period of such leave does not exceed ninety (90) days or, if longer, any period during which such Grantee's right to reemployment is guaranteed by statute. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company, or any Related Corporation, so long as the Grantee continues to be an employee of the Company or any Related Corporation.

G.
Effect of Death or Disability on ISOs.    If a Grantee ceases to be employed by the Company or any Related Corporation by reason of his or her death, any ISO of his or hers may be exercised, to the extent of the number of shares with respect to which he or she could have exercised it on the date of death, by his or her estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, at any time prior to the earlier of the date specified in the ISO agreement, the ISO's specified expiration date or one (1) year from the death of the Grantee.

If a Grantee ceases to be employed by the Company or any Related Corporation by reason of his or her disability, he or she shall have the right to exercise any ISO held by him or her on the date of termination of employment, to the extent of the number of shares with respect to which he or she could have exercised it on that date, at any time prior to the earlier of the date specified in the ISO agreement, the ISO's specified expiration date or one (1) year from the date of the termination of the Grantee's employment. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or successor statute.

H.
Adjustments.    Any adjustment made pursuant to section 11 with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 425 of the Code) or would cause any adverse consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments.

I.
Notice to Company of Disqualifying Dispositions.    Each employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a "disqualifying disposition" of any Common Stock acquired pursuant to the exercise of an ISO. A "disqualifying disposition" is any disposition (including any sale) of such Common Stock before the later of (a) two (2) years after the date the employee was granted the ISO or (b) one (1) year after the date the employee acquired Common Stock by exercising the ISO. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

J.	Other Requirements. ISOs shall be issued subject to such additional requirements as may be imposed from time to time by the Committee or the Code and the regulations promulgated thereunder.

K.
Conversion of ISOs into Non-Qualified Options, Termination of ISOs.    The Committee, at the written request of any Grantee, may in its discretion take such actions as may be necessary to convert such Grantee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Grantee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Committee may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with the provisions of Section 5 or any other section of the Plan. Nothing in the Plan shall be deemed to give any Grantee the right to have such Grantee's ISOs converted into NonQualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the Grantee, also may terminate any portion of any ISO that has not been exercised at the time of such termination.

5.	Non-Qualified Options. The following provisions shall apply to Non-Qualified Options granted pursuant to the Plan.

A.	Minimum Option Price. The price per share of each Non-Qualified Option shall be set at the discretion of the Committee.

B.	Duration of Non-Qualified Options. Each Non-Qualified Option shall expire on the date specified by the Committee, but not more than ten (10) years from the date of grant.

C.
Effect of Termination of Employment.    If a Grantee ceases to be employed by, a consultant of or affiliated with the Company or any Related Corporation other than by reason of death or disability (as such term is defined in Subsection 4.G hereof), no further installments of such Grantee's Non-Qualified Options shall become exercisable and such Option shall terminate after the passage of sixty (60) days from the date of termination of employment, consulting relationship or affiliation, as the case may be, or within such other time as the Committee shall authorize, but in no event may the Grantee exercise his Non-Qualified Option after ten (10) years from the date of grant thereof (or such lesser period as may be specified in the Option agreement), except to the extent provided below. The provisions of Subsection 4.F hereof, concerning determining termination of employment, shall apply to this Subsection C. In addition, in the event a Grantee changes his or her relationship with or among the Company or any Related Corporation, but continues to be an employee, consultant or affiliate of the Company or any Related Corporation, then the Option previously granted shall continue in full force and effect, unless the Committee in its discretion elects to terminate or modify the Option in whole or in part.

D.
Effect of Death or Disability.    If a Grantee ceases to be employed by, a consultant of or affiliated with the Company or any Related Corporation by reason of his or her death, any Non-Qualified Option of his or hers may be exercised, to the extent of the number of shares with respect to which he or she could have exercised it on the date of death, by his or her estate, personal representative or beneficiary who has acquired the Non-Qualified Option by will or by the laws of descent and distribution, at any time prior to the earlier of the date specified in the Option agreement, the Option's specified expiration date or one (1) year from the death of the Grantee.

If a Grantee ceases to be employed by, a consultant of or affiliated with the Company or any Related Corporation by reason of his or her disability, he or she shall have the right to exercise any Option held by him or her on the date of such cessation, to the extent of the number of shares with respect to which he or she could have exercised it on that date, at any time prior to the earlier of the date specified in the Option agreement, the Option's specified expiration date or one (1) year from the date of such cessation.

6.	Awards. The following provisions shall apply to Awards awarded pursuant to the Plan.

A.
Award.    Upon delivery to a Grantee of an Award agreement, the Grantee shall pay to the Company the par value of the shares of stock covered by the Award or such greater amount as the Committee shall determine. Upon payment by the Grantee, the Company shall issue a certificate in the name of the Grantee for the number of shares covered by the Award and deliver it to the Secretary of the Company (or other person designated by the Committee) to be held in escrow until such shares shall have vested in accordance with the Plan and the Award agreement. Upon termination of the Award, all of such shares that have not vested shall be forfeited and automatically transferred to and reacquired by the Company for a cash consideration per share equal to the amount originally paid by the Grantee pursuant to this subsection A.

B.	Duration of Awards. Each Award shall expire on the date specified by the Committee, but not more than ten (10) years from the date of grant.

C.
Vesting.    Awards shall vest at such time or times and on such terms and conditions as the Committee may determine. Upon vesting, the Company shall cause the certificate representing such vested shares to be delivered to the Grantee.

D.
Rights as Stockholder.    Commencing upon the date the Company receives the consideration required by subsection A hereunder, the Grantee shall have all the rights of a stockholder with respect to the shares covered by an Award, including the right to vote the shares and receive all dividends, or other distributions paid or made with respect to such shares. If a Grantee receives rights or warrants with respect to any shares covered by an Award such rights or warrants or any securities acquired by the exercise of such rights or warrants may be held, exercised, sold or otherwise disposed of by the Grantee free and clear of the restrictions and obligations provided in the Plan.

E.
Effect of Termination of Employment.    If a Grantee ceases to be employed by, a consultant of or affiliated with the Company or any Related Corporation for any reason, including death or disability (as such term is defined in Subsection 4.G hereof), such Grantee's Awards shall terminate sixty (60) days from effective the date of termination of employment, consulting relationship or affiliation, as the case may be. The provisions of Subsection 4.F hereof concerning determining termination of employment shall apply to this Subsection E. In addition, in the event a Grantee changes his or her relationship with or among the Company or any Related Corporation, but continues to be an employee, consultant or affiliate of the Company or any Related Corporation, then the Award previously granted shall continue in full force and effect, unless the Committee in its discretion elects to terminate or modify the Award in whole or in part.

7.
Stock Appreciation Rights.    At the discretion of the Committee, Options granted under this Plan may be granted in tandem with SARs ("tandem SARs"), or SARs may be granted independently of and not in tandem with any Option ("naked SARs"). SARs will become exercisable at such time or times, and on such conditions, as the Committee may specify; the Committee may impose conditions upon the grant or exercise of any SAR, which conditions may include a condition that the SAR may be exercised only in accordance with rules and regulations adopted by the Committee from time to time. Such rules and regulations may govern the right to exercise the SAR granted prior to the adoption or amendment of such rules and regulations as well as SAR rights granted thereafter.

A.	Tandem SARs.

(i)
Any tandem SAR granted with an ISO may be granted only at the date of grant of such ISO. Any tandem SAR granted with a Non-Qualified Option may be granted either at or after the time such Option is granted. A tandem SAR is the right of a Grantee, without payment to the Company (except for applicable withholding taxes), to receive the excess of the fair market value (as defined in Subsection 4.B(iii)) per share on the date on which such SAR is exercised over the option price per share as provided in the relating underlying Option. A tandem SAR granted with an ISO may be exercised only when the fair market value (as defined in Subsection 4.B(iii)) per share of the Common Stock subject to the ISO exceeds the per share exercise price of the ISO. A tandem SAR granted with an Option shall pertain to, and be exercised only in conjunction with, the related underlying Option granted under this Plan and shall be exercisable and exercised only to the extent that the underlying Option is exercisable and exercised. The number of shares of Common Stock subject to such tandem SAR shall be equal to all or part of the shares subject to such Option as determined by the Committee. The tandem SAR shall become either fully or partially non-exercisable and shall then be fully or partially forfeited if the exercisable portion, or any part thereof, of the underlying Option is exercised without the SAR being concurrently exercised.

(ii)
Subject to any restrictions or conditions imposed by the Committee, a tandem SAR may be exercised by the Grantee as to a number of shares of Common Stock under its related Option only upon the surrender of the then exercisable portion of the related Option covering a like number of shares of Common Stock. Upon the exercise of a tandem SAR and the surrender of the exercisable portion of the related Option, the Grantee shall be awarded cash, shares of Common Stock or a combination of shares and cash at the discretion of the Committee. The award shall have a total value equal to the product obtained by multiplying (1) the excess of the fair market value per share on the date on which such tandem SAR is exercised over the Option price per share by (2) the number of shares subject to the exercisable portion of the related Option so surrendered.

B.	Naked SARs.

(i)
A naked SAR may be granted irrespective of whether the recipient holds, is being granted or has been granted any options under any stock plan of the Company. A naked SAR may be granted irrespective of whether the recipient holds, is being granted or has been granted any tandem SARs. A naked SAR may be made exercisable without regard to the exercisability of any Option.

(ii)
With respect to the exercise of any naked SAR, the term "Spread" as used in this Section 7 shall mean an amount equal to the product computed by multiplying (1) the excess of (A) the fair market value per share of Common Stock of the Company on the date such naked SAR is exercised over (B) the price designated by the Committee (the "Award Price") by (2) the number of shares with respect to which such naked SAR is being exercised.

(iii)
If a Grantee ceases to be employed by, a consultant of or affiliated with the Company or any Related Corporation other than by reason of death or disability (as such term is defined in Subsection 4.G hereof), no further installments of such Grantee's SARs shall become exercisable and such SAR shall terminate after the passage of sixty (60) days from the date of termination of employment, consulting relationship or affiliation, as the case may be, but in no event later than on the specified expiration dates, except to the extent provided below. The provisions of Subsection 4.F hereof, concerning determining termination of employment, shall apply to this Subsection B. In addition, in the event a Grantee changes his or her relationship with or among the Company or any Related Corporation, but continues to be an employee, consultant or affiliate of the Company or any Related Corporation, then the SAR previously granted shall continue in full force and effect, unless the Committee in its discretion elects to terminate or modify the SAR in whole or in part.

(iv)
If a Grantee ceases to be employed by, a consultant of or affiliated with the Company or any Related Corporation by reason of his or her death, any SAR of his or hers may be exercised, to the extent of the number of shares with respect to which he or she could have exercised it on the date of death, by his or her estate, personal representative or beneficiary who has acquired the SAR by will or by the laws of descent and distribution, at any time prior to the earlier of the date specified in the SAR agreement, the SAR's specified expiration date or one (1) year from the death of the Grantee.

If a Grantee ceases to be employed by, a consultant of or affiliated with the Company or any Related Corporation by reason of his or her disability, he or she shall have the right to exercise any SAR held by him or her on the date of such cessation, to the extent of the number of shares with respect to which he or she could have exercised it on that date, at any time prior to the earlier of the date specified in the SAR agreement, the SAR's specified expiration date or one (1) year from the date of such cessation.

C.	General Provisions.

(i)
The Committee may specify that a SAR shall be exercisable for cash or shares, for a combination of cash or shares or in cash or shares at the holder's option. On the exercise of a SAR, the holder thereof, except as provided in subsections C (ii) and C (iii) below, shall be entitled to receive either:

(a)
if the exercise is for shares, a number of shares equal to the quotient computed by dividing the Spread by the fair market value per share on the date of exercise of the SAR; provided, however, that in lieu of fractional shares, the Company shall pay cash equal to the same fraction of the fair market value per share on the date of exercise of the SAR; or

(b)	if the exercise is for cash, an amount in cash equal to the Spread; or

(c)
if the exercise is partly for cash and partly for shares, a combination of cash in the amount specified in such SAR holder's notice of exercise, and a number of shares calculated as provided in clause (a) of this Subsection (i), after reducing the Spread by such cash amount, plus cash in lieu of any fractional share as provided above.

(ii)
Notwithstanding the provisions of Subsection C (i) above, the Committee shall have sole discretion to consent to or disapprove, in whole or in part, any permitted election or the right without election of a holder of a SAR to receive cash upon the exercise of a SAR ("Cash Election"). Such consent or disapproval may be given at any time after the Cash Election to which it relates. If the Committee shall disapprove a Cash Election, in lieu of paying the cash (or any portion thereof) specified in such Cash Election, the Committee shall determine the amount of cash, if any, to be paid pursuant to such Cash Election and shall issue a number of shares calculated as provided in clause (a) of Subsection C(i) above, after reducing the Spread by such cash to be paid plus cash in lieu of any fractional share.

(iii)
SARs granted or to be granted to officers of the Company under the Plan shall be subject to the following additional provisions: (a) no SAR shall be exercised unless and until the Company has been subject to the reporting requirements of Section 13(a) of the 1934 Act for at least a year and has filed all reports and statements required to be filed pursuant to such Section for that year; (b) a Cash Election may be made only during the period beginning on the third business day following the date of release for publication of the quarterly and annual summary statements of sales and earnings of the Company and ending on the twelfth business day following such date; and (c) no Cash Election may be made (and no related Option exercised) during the six (6) months after grant, except in the event of the death or disability of the holder. The Company intends that this Subsection (iii) shall comply with the requirements of Rule 16b3. Should any provision of this Subsection (iii) be unnecessary to comply with the requirements of the said Rule 16b-3, the Board may amend this Plan to add to or modify the provisions of this Plan accordingly.

8.	Phantom Stock. The following provisions shall apply to Phantom Stock Units granted pursuant to the Plan.

A.
Phantom Stock Units.    At the discretion of the Committee, performance awards in the form of Phantom Stock Units may be granted either independently of or in tandem with a Stock Right granted hereunder, to such extent as determined by the Committee, except that such Units shall not be granted in tandem with ISOs granted under the Plan. Units granted hereunder may be based on such factors as changes in the market price for shares of Common Stock of the Company, personal performance of the recipient of such Units or of his or her division or department, the performance of the Related Corporation by which he or she is employed, or any other factors or criteria set by the Committee.

B.	Duration of Phantom Stock Unit. Each Phantom Stock Unit shall expire on the date specified by the Committee, but not more than ten (10) years from the date of grant.

C.
Effect of Termination of Employment.    If a Grantee ceases to be employed by, a consultant of or affiliated with the Company or any Related Corporation for any reason, including death or disability (as such term is defined in Subsection 4.G hereof), such Grantee's Phantom Stock Unit shall terminate effective the date of termination of employment, consulting relationship or affiliation, as the case may be. The provisions of Subsection 4.17 hereof concerning determining termination of employment shall apply to this Subsection C. In addition, in the event a Grantee changes his or her relationship with or among the Company or any Related Corporation, but continues to be an employee, consultant or affiliate of the Company or any Related Corporation, then the Phantom Stock Unit previously granted shall continue in full force and effect, unless the Committee in its discretion elects to terminate or modify the Unit in whole or in part.

9.	Purchases. The following provisions shall apply to the authorization to make Purchases granted pursuant to the Plan.

A.	Purchase Grants. Upon delivery to a Grantee of an authorization to make a Purchase, the Grantee shall pay to the Company the purchase price in the form and at the date specified by the Committee.

B.	Duration of Authorization to Make Purchases. Each authorization to make a Purchase shall expire on the date specified by the Committee.

C.
Effect of Termination of Employment.    If a Grantee ceases to be employed by, a consultant of or affiliated with the Company or any Related Corporation for any reason, including death or disability (as such term is defined in Subsection 4.G hereof), such Grantee's authorization to make Purchases shall terminate sixty (60) days from the effective the date of termination of employment, consulting relationship or affiliation, as the case may be. The provisions of Subsection 4.F hereof, concerning termination of employment, shall apply to this Subsection C. In addition, in the event a Grantee changes his or her relationship with or among the Company or any Related Corporation, but continues to be an employee, consultant or affiliate of the Company or any Related Corporation, then the authorization to make Purchases previously granted shall continue in full force and effect, unless the Committee in its discretion elects to terminate or modify the authorization to make Purchases in whole or in part.

10.	Non-Employee Director Options. The following provisions shall apply to Options granted to non-employee directors of the Company pursuant to the Plan.

A.	Automatic Grants. Non-Employee Director Options shall be automatically granted as follows:

(i)
Each Non-Employee Director (“Director”) of the Company will be entitled to an annual stock option or restricted share grant as per that year’s Board of Director approved Non-Employee Board of Director Compensation policy.

The stock option grants are awarded for services to be performed during the prospective fiscal year period.

B.
Discretionary Grants.    In addition to the Non-Employee Director Options automatically granted pursuant to Subsection A of this Section 10, the Committee may grant Options at any time during the term of this Plan to any Director who is not an officer or full-time employee of the Company or a Related Corporation. Subject only to the applicable limitations set forth in this Plan and applicable law, the number of shares to be covered by an Option granted pursuant to this Subsection I O.B shall be as determined by the Committee. Each Option granted pursuant to this Subsection I O.B shall be evidenced by an Option agreement and shall contain such terms as are not inconsistent with this Plan or any applicable law.

C.	Option Price. The exercise price per share for any Non-Employee Director Option granted hereunder shall be equal to the fair market value of the Common Stock on the date of grant.

D.
Termination of Option Period.    The unexercised portion of a Non-Employee Director Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

(i)
with respect to Options granted automatically pursuant to Subsection I O.A or Options granted pursuant to Subsection 103, sixty (60) days after the date that a Grantee ceases to be a Director regardless of the reason therefore other than as a result of such termination by death of the Grantee, but in no event later than on the specified expiration dates of the Options; provided, however, in the event a Grantee continues to be an employee, consultant or affiliate of the Company or any Related Corporation, then the Non-Employee Director Options previously granted shall continue in full force and effect, unless the Committee in its discretion elects to terminate or modify the Options in whole or in part;

(ii)
with respect to Options granted automatically pursuant to Section I O.A, (y) one (1) year after the date than a Grantee ceases to be a Director by reason of death or disability (as such term is defined in Subsection 4.G hereof) of the Grantee or (z) six (6) months after the Grantee shall die if that shall occur during the thirty-day period described in Subsection 10.1)(i), but in either event, not later than on the specified expiration dates of the Options; or

(iii)	the seventh (7th) anniversary of the date of grant of the Non-Employee Director Option.

11.
Adjustments.    Upon the happening of any of the following described events, a Grantee's rights with respect to Options granted hereunder and a Grantee's rights with respect to Common Stock to be acquired (or used for measurement purposes) pursuant to the exercise of SARs or Phantom Stock Units shall be adjusted as hereinafter provided, unless otherwise specifically provided, in addition or to the contrary, in the written agreement between the recipient and the Company relating to such Stock Right.

A.
Certain Corporate Events.    In the event shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if, upon a merger, consolidation, reorganization, split-up, liquidation, combination, recapitalization or the like of the Company, the shares of Common Stock shall be exchanged for other securities of the Company or of another corporation, each Grantee of a Stock Right shall be entitled, subject to the conditions herein stated, to purchase (or have used for measurement purposes) such number of shares of Common Stock or amount of other securities of the Company or such other corporation as were exchangeable for the number of shares of Common Stock which such Grantee would have been entitled to purchase (or have used for measurement purposes) except for such action, and appropriate adjustments shall be made in the exercise or purchase price per share to reflect such subdivision, combination or exchange.

B.
Stock Dividends.    In the event the Company shall issue any of its equity securities as a stock dividend upon or with respect to the shares of stock of the class which at the time shall be subject to a Stock Right hereunder, each Grantee upon exercising or vesting of a Stock Right shall be entitled to receive (for the exercise or purchase price paid, in the case of an exercise) (or have used for measurement purposes) the share or other consideration as to which he or she is exercising his or her Stock Right and, in addition thereto (at no additional cost), such number of shares of the class or classes in which such stock dividend or dividends were declared or paid, and such amount of cash in lieu fractional shares, or other consideration, as he or she would have received if he or she had been the holder of the shares as to which he or she is exercising or vesting (or which are used for measurement in connection with) his or her Stock Right at all times between the date of grant and of such Stock Right and the date of its exercise or vesting.

C.
New Securities.    If any person or entity owning restricted Common Stock obtained pursuant to Stock Rights granted hereunder receives new or additional or different shares or securities ("New Securities") in connection with a corporate transaction described in Subsection A hereunder or a stock dividend described in Subsection B hereunder as a result of owning such restricted Common Stock, such New Securities shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such New Securities were issued.

D.
Cash Securities.    No adjustments shall be made for dividends paid in cash or in property other than equity securities of the Company, unless specified to the contrary by the Committee in the instrument evidencing such Stock Right or specified to the contrary by the Board in the corporate resolutions declaring such dividend.

E.
Fractional Shares.    No fractional shares shall be issued under the Plan. Any fractional shares which, but for this Subsection E, would have been issued to a Grantee pursuant to a Stock Right shall be deemed to have been issued and immediately sold to the Company for their fair market value, and the Grantee shall receive from the Company cash in lieu of such fractional shares.

F.
Adjustments.    Upon the happening of any of the foregoing events described in Subsections A or B hereunder, the class and aggregate number of shares set forth in Section 3 hereof that are subject to Stock Rights that previously have been or subsequently may be granted, awarded or sold under the Plan also shall be appropriately adjusted to reflect the events described in such subsections. The Board shall determine the specific adjustments to be made under this Section 11, and subject to Subsection 4.H, its determination shall be conclusive.

G.
No Restriction on Company Action.    Notwithstanding the foregoing, the existence of outstanding Stock Rights shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

12.
Means of Exercising Stock Rights.    Options, SARs, Phantom Stock Units and Purchases shall be exercised or purchased, as the case may be, by the delivery of written notice to the Company setting forth the number of shares with respect to which the Stock Right is to be exercised or purchased and specifying the address to which the certificates for such shares are to be mailed, together with full payment of the exercise or purchase price of such shares and such other items as may be required pursuant to Section 14 hereof "Full payment" shall mean (i) the full exercise or purchase price in cash, certified check, bank draft or postal or express money order payable to the order of the Company; (ii) with prior written approval of, and pursuant to terms and conditions set forth by the Board, a promissory note in principal amount equal to all or a portion of the full exercise or purchase price in excess of the par value of the shares being acquired and the remainder of the full exercise or purchase price in cash, certified check, bank draft or postal or express money order payable to the order of the Company; or (iii) with prior written approval of the Committee, the full exercise or purchase price in previously acquired shares of Common Stock owned by the Grantee with an aggregate fair market value (as defined in Subsection 4.B(iii) hereof) equal to or less than the full exercise or purchase price and the remainder of the full exercise or purchase price, if any, in cash, certified check, bank draft or postal or express money order payable to the order of the Company, provided that shares so delivered shall be legally and beneficially owned by the Grantee, free of all liens, claims, and encumbrances of every kind, and accompanied by stock powers duly endorsed in blank by the record holder of the shares with, if required by the Committee, signature guaranteed by a commercial bank or trust company or a brokerage firm having a membership on a registered national stock exchange. As promptly as practicable after receipt of such written notification and payment, the Company shall deliver to the Grantee certificates for the number of shares with respect to which such Stock Right has been so exercised or purchased, issued in the Grantee's name, provided that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Grantee, at the address specified pursuant to this Section 12. The delivery of certificates upon the exercise of Stock Rights may, in the discretion of the Committee, be conditioned upon payment to the Company by the person exercising or purchasing such Stock Right of the amount, determined by the Company, of any liability of the Company resulting from such exercise, including, but not limited to, employment taxes required to be withheld.

13.
Transferability of Stock Rights.    Except as otherwise provided in the Plan, no Stock Right granted or awarded under the Plan shall be transferable by a Grantee other than by (i) will or the laws of descent and distribution or (ii) pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. No shares covered by an Award shall be liable for the debts, contracts or engagements of the Grantee or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means, whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this section shall prevent transfers by will or by the applicable laws of descent and distribution.

14.	Requirements of Law.

A.
The Company shall not be required to sell or issue any shares pursuant to any Stock Right if the issuance of such shares shall constitute a violation by the Grantee or the Company of any provisions of any law or regulation of any governmental authority. If a registration statement under the Securities Act of 1933, as amended, and any applicable state securities or Blue Sky laws (the "Securities Laws") is not in effect with respect to the shares of Common Stock issuable pursuant to any Stock Right, the Company may require the Grantee to make certain representations and may require an opinion of counsel satisfactory to the Company to the effect that such registration is not required. Any determination in this connection by the Committee shall be final, binding and conclusive.

B.
Upon exercise, award or purchase of any Stock Right, the Company shall not be required to issue such shares unless the Committee has received evidence satisfactory to it to the effect that the holder of such Stock Right will not transfer such shares except pursuant to a registration statement in effect under the Securities Laws or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Committee shall be final, binding and conclusive.

C.
In the event the shares issuable on exercise, award or purchase of a Stock Right are not registered under the Securities Laws, the Company may imprint the following legend or any other legend that counsel for the Company considers necessary or advisable to comply with the Securities Laws:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT'), OR THE APPLICABLE STATE SECURITIES LAWS AND ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE 1933 ACT. THE SECURMIES MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLYING WITH RULE 144, IN THE ABSENCE OF EFFECTIVE REGISTRATION UNDER THE 1933 ACT OR OTHER COMPLIANCE UNDER THE 1933 ACT AND APPLICABLE STATE SECURITY LAWS.

D.	The restriction imposed by this Section 14 shall remain in effect after the end of any vesting period and after the termination of the Plan.

E.
The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Laws, and in the event any shares are so registered, the Company may remove any legend on certificates representing such shares. The Company shall not be obligated to take any other affirmative action in order to cause the exercise, award or sale of a Stock Right, or the issuance of shares pursuant thereto, to comply with any law or regulation of any governmental authority.

15.
Termination, Amendment.    The Board may terminate or amend the Plan in any respect at any time, except that no amendment requiring stockholder approval under provisions of the Code and related regulations relating to ISOs or under Rule 16b-3 will be effective without stockholder approval as required and within the times set by such rules.

16.	Allocation of Funds. The proceeds received by the Company from the sale of shares pursuant to Stock Rights authorized under the Plan shall be used for general corporate purposes.

17.
Indemnification of Committee.    The Company shall indemnify each present and future member of the Committee against, and each member of the Committee shall be entitled without further act on his or her part to indemnity from the Company for all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company) reasonably incurred by him or her in connection with or arising out of any action, suit or proceeding in which he or she may be involved by reason of his or her being or having been a member of the Committee, whether or not he or she continues to be such member of the Committee at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by any such member of the Committee (i) in respect of matters as to which he or she shall be finally adjudged in any such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his or her duty as such member of the Committee or (ii) in respect of any matter in which any settlement is effected, to an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further, that no right of indemnification under the provisions set forth herein shall be available to or enforceable by any such member of the Committee unless, within sixty (60) days after institution of any such action, suit or proceeding, he or she shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Committee and shall be in addition to all other rights to which such member of the Committee may be entitled as a matter of law, contract or otherwise.

18.
Withholding of Additional Income Taxes.    Upon the sale of Common Stock pursuant to a Non-Qualified Option, SAR or Purchase for less than its fair market value, the making of a Disqualifying Disposition (as defined in Subsection 4.1), the payment of a performance award pursuant to a Phantom Stock Unit, or the vesting of restricted Common Stock acquired pursuant to an Award, the Company, in accordance with Section 3402(a) of the Code, may require the Grantee to pay additional withholding taxes in respect of the amount that is considered compensation includable in such person's gross income.

19.
Governing Law, Construction.    The validity and construction of the Plan, and the instruments evidencing Stock Rights, shall be governed by the laws of the State of Texas. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

20.
No Rights as Stockholder.    No Grantee shall have rights as a stockholder with respect to shares covered by his or her Option, SAR or Phantom Stock Unit until the date of issuance of a stock certificate for such shares; no adjustment for dividends (other than stock dividends under Section 11) or otherwise shall be made if the record date therefore is prior to the date of issuance of such certificate.

21.
Employment Obligations.    The granting of any Stock Rights shall not impose upon the Company any obligation to employ or continue to employ any Grantee, and the right of the Company to terminate the employment of any officer or other employee shall not be diminished or affected by reason of the fact that a Stock Right has been granted to him or her.

22.
Written Agreements.    Stock Rights shall be evidenced by instruments, (which need not be identical), in such forms as the Committee may from time to time approve. Such instruments shall conform to such terms, conditions and provisions as are applicable hereunder and may contain such other terms, conditions and provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise, award or sale of Stock Rights. A Stock Right may provide for acceleration of exercise in the event of a change in control of the Company, in the discretion of and as defined by the Committee. The Committee may from time to time confer authority and responsibility on one or more of its own members or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

23.
Term of the Plan.    This Plan was adopted by the Board on October 4, 1993, and was approved by the holders of a majority of the outstanding shares of the Company on November 12, 1993 (the "Effective Date") and shall terminate twenty (20) years after the Effective Date.